UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22574

WHITEBOX MUTUAL FUNDS

(exact name of registrant as specified in charter)

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Address of principal executive offices) (Zip code)

Bruce W. Nordin, President

Whitebox Mutual Funds

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Name and address of agent for service)

Registrant’s telephone number, including area code: 612-253-6001

Date of fiscal year end:           October 31

Date of reporting period:         November 1, 2014 - April 30, 2015

Copies to:

Matthew L. Thompson, Esq. Faegre & Benson LLP 90 South 7th Street, Suite 2200 Minneapolis, MN 55402	Peter Fetzer, Esq. Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, WI 53202

Item 1.	Reports to Stockholders.

WHITEBOX®

Mutual Funds

SEMIANNUAL REPORT

April 30, 2015

Truly
ALTERNATIVE

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Dear Shareholders:

For the six-month period ended April 30, 2015, Whitebox Tactical Opportunities Fund (the “Fund”) realized a total net return of -0.85% for investor shares (WBMAX) and -0.51% for institutional shares (WBMIX). The Fund underperformed its two designated benchmarks, the S&P 500 Total Return Index, which returned 4.40%, and the Barclays U.S. Aggregate Bond Index, which returned 2.06% for the same period.

The core of the Fund’s approach remains the pursuit of our best investment ideas across multiple markets, using non – traditional strategies. The Fund’s investment objective – capital appreciation and income consistent with prudent investment management – allows our portfolio managers the latitude to use tactical asset allocation, dynamically directing capital toward opportunity and away from risk.

We maintain our belief in this approach, looking case-by-case and company-by-company as we seek to structure a portfolio that is long high-yielding, low-risk assets and short low-yielding, high-risk assets – whether bonds or stocks. Market sentiment during this reporting period tested our conviction (and continues to do so). Though the six months under review were challenging, we believe the process and thinking behind the Fund’s management still work for the long term.

Market Overview

The beginning of the Fund’s fiscal year under review was dominated by headline news surrounding the dramatic drop in crude oil prices, an event that rippled out across the sector at-large. Regardless of whether a company was effectively neutral to or even short oil prices, crude’s decline was so pronounced that the stocks of companies perceived to be even remotely exposed to oil prices suffered. Energy was not only the worst-performing industry sector among equities for fourth quarter 2014; it was 2014’s overall worst performer for the year. Conversely, utilities posted healthy gains in November and December, while consumer discretionary stocks overall fared well as the calendar year came to a close.

Late in 2014, consumer and specialty finance names struggled under what seemed to be investors’ anxiety around forthcoming changes in the regulatory environment. Additionally, mortgage originations were down to levels not seen since the 2008 mortgage crisis.1 Meanwhile, 2014 ended with a continuation of the market’s strong bias toward what we’d consider “growth at unreasonable prices.”

Although investors continued to bid up growth-oriented stocks with renewed fervor in late 2014, the tide changed slightly as the reporting period came to a close in April. A bearish January 2015 for domestic equities gave way to strong returns for stocks, although certain large-cap stocks, particularly those that had been bid up to what we’d consider unsustainable price levels, corrected. In the aggregate, health care and consumer discretionary stocks fared well in the first quarter 2015, while utilities, energy and financials were notable decliners. Large-caps were generally outpaced by their small- and mid-cap counterparts. Also noteworthy was the rebound energy enjoyed in April, when stocks in this sector were far and away the best performers for the month.2

[1]	Securities Industry and Financial Markets Association (SIFMA), U.S. Mortgage-Related Securities Issuance as of 12/31/14 versus as of 12/31/08; $1,143B (2014) versus $1,406B (2008).
[2]	Based on the Energy Select Sector Index, for the one-month period ended 4/30/2015.

Semiannual Report | April 30, 2015	1

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2015 (Unaudited)

The Fund’s Portfolio

As noted, the Fund seeks to short low-yielding, high-risk assets in its portfolio. We sought to do this throughout the six-month reporting period via securities that had impressive current top-line growth, but which we believed were priced so expensively that few will grow into their current valuations for many years, if ever.

Unfortunately, the Fund’s negative returns were concentrated in this type of security. Our short equities portfolio was dominated by high current growth US stocks – firms we believed had become overpriced by irrational investor enthusiasm. During the period, investors appeared willing to continue paying a high premium to buy growth prospects and a “good story.” At the same time, we continued to believe most of these securities did not (and will not) justify their price. We were short a collection of these, which detracted from returns.

We believe, compared to other opportunities, this position has solid risk/reward asymmetry, and we’re especially convicted now that valuations on these securities have become even more irrational from our perspective.

Also contributing negatively to performance was the Fund’s portfolio of financials, especially mortgage servicers, which was another area of strong conviction for us. Though we found them to be attractively priced, some holdings in this sector suffered during the reporting period amid regulatory threats in California and New York.

The Fund’s positioning of small caps (in which we were net short) vs. large caps (in which we were net long) hampered performance, with the largest setback in the biotech sector.

Positive contributors included the Fund’s “E Trade,” in which we were short European sovereign debt, especially in the Mediterranean nations, short the euro, and long US Treasuries and other attractive debt from US issuers. This three-legged position provided modest positive returns, and we continue to believe the E Trade has positive return potential under historically typical conditions while providing a hedge in the event of global market turmoil.

The Fund’s corporate credit position, despite facing some headwinds during the last three months of 2014, delivered on opportunities during the first quarter of 2015. A number of the corporate credits in the portfolio were selected because of a spread between their agency-driven rating/price and fair value. As we hoped, some shifted back toward fair value, boosting returns.

Other positive contributors included several energy positions with limited sensitivity to crude prices; shorts on energy-related master limited partnerships; and idiosyncratic large caps, both long and short.

In sum, across the Fund’s portfolio:

—	We are short securities with low yields that we believe to be at a high risk of loss from economic or political forces.
—	We are long securities with higher yields and what we believe is less sensitivity to negative economic or political events.
—	We believe the portfolio would stand up well in a crisis, especially compared to long-biased portfolios.

2	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2015 (Unaudited)

—	Over the medium to long term, we believe the far greater real economic return to our long book compared to our short book will overwhelm market sentiment, and produce strong returns.

It is important to recognize the Fund, as currently positioned, is not for everyone. Investors for whom being market neutral when the market is rising is simply too painful, or investors who are very confident they can ride the market up and time their exit perfectly to get out just at the top, are unlikely to be happy investors in the Fund. We believe the Fund is a good place for investors who want to be largely independent of the vicissitudes of the market, and instead invest based on the compelling arithmetic of cash flow yield.

As always, we are committed to our stewardship over your investment, and we remain sincerely grateful for your trust.

Sincerely,

Andrew Redleaf, CEO, Whitebox Advisors LLC

Bruce Nordin3, President, Whitebox Mutual Funds

Glossary:

Barclays U.S. Aggregate Bond Index: A market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. One cannot invest directly in an index.

Bearish: Characterized by or associated with falling share prices.

Large Cap: Stocks with a large capitalization (numbers of shares outstanding times the price of the shares), typically at least $5 billion in outstanding market value.

Long Position: The acquisition of a security such as stock, commodity, or currency with the expectation that the asset will rise in value.

Mid Cap: Stocks with middle-level capitalization (numbers of shares outstanding times the price of the shares), typically between $1 billion and $5 billion in outstanding market value.

S&P 500® Total Return Index: A market-capitalization weighted index comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Short Position: The sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

Small Cap: Stocks with a relatively small market capitalization (numbers of shares outstanding times the price of the shares of $500 million or less).

Sovereign Debt: Any debt obligation of, or guaranteed by, an autonomous government and therefore subject to sovereign risk. Sovereign risk is the risk that a foreign government will default on its loan or fail to honor other business commitments because of a change in national policy.

[3]	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

Semiannual Report | April 30, 2015	3

Whitebox Tactical Opportunities Fund	Performance Update
April 30, 2015 (Unaudited)

Average Annual Total Returns (As of April 30, 2015)

	6 Month	1 Year	Since Inception*
Whitebox Tactical Opportunities Fund – Investor Class	-0.85%	-6.63%	7.23%
Whitebox Tactical Opportunities Fund – Institutional Class	-0.51%	-6.20%	7.59%
Benchmarks
S&P 500® Index	3.34%	10.70%	16.33%
S&P 500® Total Return Index	4.40%	12.98%	18.81%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	3.09%

*	Fund inception date of December 1, 2011.

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 2.57% and 2.32%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 1.50% and 1.25%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2016 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.60% and 1.35% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2016 are estimated to be 2.57% and 2.32%, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

Effective January 31, 2014, the Fund changed its primary benchmark from the S&P 500® Index (SPX) to the S&P 500® Total Return Index (SPTR). Whitebox Advisors LLC believes that SPTR, which reflects dividend reinvestments, is more comparable to the Fund’s total return.

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose all or part of their investment in the Fund. An investment in the Fund is subject to the following principal risks: convertible securities risk, credit default swaps risk; debt securities risk; derivative risk, equity securities risk; extension risk; junk bond risk; market risk and selection risk; mid-cap securities risk; mortgage and asset-backed securities risk; non-diversified status risk; prepayment risk; repurchase agreements and purchase and sale contracts risk; and small-cap and emerging growth securities risk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

4	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Performance Update
April 30, 2015 (Unaudited)

Growth of $10,000 (As of April 30, 2015)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge (prior to January 31, 2014), since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semiannual Report | April 30, 2015	5

Whitebox Market Neutral Equity Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Dear Shareholders,

For the six-month period ended April 30, 2015, Whitebox Market Neutral Equity Fund (the “Fund”) delivered a total net return of 4.26% for investor shares (WBLSX) and 4.34% for institutional shares (WBLFX). Of the Fund’s two designated benchmarks, the HFRI EH: Equity Market Neutral Index returned 2.09% while the S&P 500 Total Return Index (SPXT) returned 4.40% for the same period.

Considering the somewhat turbulent backdrop that underscored the six-month period under review, we are pleased with the Fund’s performance, which surpassed the HFRI Index for the same time period and were approximately in line with the S&P 500 Total Return Index. We view these results as particularly satisfactory given the substantial headwinds we endured at the end of 2014, when the price of crude oil dropped precipitously. At that time, many stocks even remotely affiliated with the energy sector lost value; so much so, that even our then-modest exposure to energy became a significant detractor to performance. On the positive side, careful and incisive stock selection in early 2015 enabled us to recover much of the ground we lost, and helped us outpace both benchmarks in the first quarter 2015 by a solid margin.1

For the first half of the Fund’s fiscal year, stock selection among industrial, pharma, and health care stocks was the primary performance driver on the positive side, while our energy exposure, as well as our significant net exposure to consumer and specialty finance names, most of which struggled, were the primary detractors to the portfolio’s returns.

Market Overview

The beginning of the Fund’s fiscal year under review was dominated by headline news surrounding the dramatic drop in crude oil prices, an event that rippled out across the sector at-large. Regardless of whether a company was effectively neutral to or even short oil prices, crude’s decline was so pronounced that the stocks of companies perceived to be even remotely exposed to oil prices suffered. Energy was not only the worst-performing industry sector among equities for fourth quarter 2014; it was 2014’s overall worst performer for the year. Conversely, utilities posted healthy gains in November and December, while consumer discretionary stocks overall fared well as the year came to a close.

Another challenging backdrop for the Fund late in 2014 centered on consumer and specialty finance names. This sector buckled late in 2014 under what seemed to be investors’ anxiety around forthcoming changes in the regulatory environment. Additionally, mortgage originations were down to levels not seen since the 2008 mortgage crisis.2 Meanwhile, 2014 ended with a continuation of the market’s strong bias toward what we’d consider “growth at unreasonable prices.”

[1]

For the calendar quarter ended March 31, 2015, Whitebox Market Neutral Equity Fund posted a net return of 2.10% for investor shares and 2.19% for institutional shares, compared to its designated benchmarks, the S&P 500 Total Return Index and the HFRI EH: Equity Market Neutral Index, which returned 0.95% and 1.67%, respectively.

[2]	Securities Industry and Financial Markets Association (SIFMA), U.S. Mortgage-Related Securities Issuance as of 12/31/14 versus as of 12/31/08; $1,143B (2014) versus $1,406B (2008).

6	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Although investors continued to bid up growth-oriented stocks with renewed fervor in late 2014, the tide changed slightly as the reporting period came to a close in April. A bearish January 2015 for domestic equities gave way to strong returns for stocks, although certain large-cap stocks, particularly those that had been bid up to what we’d consider unsustainable price levels, corrected. In the aggregate, health care and consumer discretionary stocks fared well in the first quarter of 2015, while utilities, energy and financials were notable decliners. Large-caps were generally outpaced by their small- and mid-cap counterparts. Also noteworthy was the rebound energy enjoyed in April, when stocks in this sector were far and away the best performers for the month.3

The Fund’s Portfolio

In the early weeks of the first half of the Fund’s fiscal year, the Fund weathered challenging conditions that inhibited its performance, particularly as 2014 came to a close. Specifically, the biggest headwinds the Fund faced early in the period were the drastic decline in crude oil prices, along with what appeared to be investors’ reaction to increased regulatory scrutiny—and subsequently, uncertainty—in the consumer financials sectors, both areas to which we had exposure at the time.

We started the period with only a modest net exposure to crude oil prices, but since the declines in this sector were so significant (with some smaller exploration and production firms losing half their market capitalization) that even our modest exposure exerted a significant drag on Fund performance. Likewise, our significant net exposure to consumer and specialty finance names, including mortgage originators, mortgage servicers and consumer-lending companies, hurt us. This sector was pummeled at the end of 2014 by what seemed to be mounting anxiety around forthcoming changes in the regulatory environment governing consumer-finance practices. Regulators had been vocal on issues of concern, but in general, did little in the way of action; we believe this helped provoke investors’ anxiety around stocks in this sector. Also, mortgage originations were down considerably in late 2014. As a result, markets punished these sectors on which we held a positive conviction.

Despite these headwinds, which unfortunately dominated the Fund’s performance at the beginning of the fiscal year, there were a few positives helping stem our losses. First, individual stock selection among semiconductor names added to portfolio returns early in the period. Similarly, in line with our quest to cheaply own companies affiliated with cloud computing, our exposure to data center real estate investment trusts (REITs) was a boon to performance. Our long exposure to airlines stocks, which were among the strongest performers in 2014, aided performance, as did our stock selection among health care names, which, as we anticipated, benefited from increased demand as a result of the Affordable Care Act. Finally, our short positions in select U.S.-domiciled multinational capital equipment companies added to returns in late 2014, as these names suffered from a strong US dollar.

As 2015 got underway, the Fund’s performance improved. First, strong stock picking among industrials stocks provided a considerable boost to returns. Our bias against industrial companies with currency exposure helped support both the long and short book. Stock selection among technology names also had a positive impact, on both the long and short side of the portfolio.

Strong returns generated by our long positions in pharma, health care, and consumer stocks were partly undermined by weakness in our short book in these areas. Additionally, energy positions continued to impair performance, largely driven by idiosyncratic events as the period drew to a close.

[3]	Based on the Energy Select Sector Index, for the one-month period ended 4/30/2015.

Semiannual Report | April 30, 2015	7

Whitebox Market Neutral Equity Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Overall, the portfolio’s gains in 2015 helped put our performance back on track as the period ended, mitigating the losses we suffered in late 2014 and propelling the Fund to outpace the HFRI Index, and roughly keep pace with the broader S&P 500 Total Return Index, for the six-month period.

Portfolio Positioning and Outlook

As we enter the second half of the Fund’s fiscal year, a few developments are of note. First, while we had a generally positive outlook on consumer-related companies at the start of the fiscal year, we moved to a more defensive position in this area in recent weeks. Toward the end of 2014, we had been fairly optimistic on the prospects of US consumer spending, and as such, were net long consumer-oriented stocks. Currently, we are less enthusiastic about this area of the stock market. With consumer stocks outperforming the broad US equity markets for some time now (most notably since the collapse in oil prices), we believe valuations are substantially richer right now. With higher stock prices, we need stronger evidence that US consumers will increase discretionary spending in response to energy savings. Instead, we’re seeing signs that consumer behavior may disappoint in this regard. As such, we’ve moderately reduced our net long exposure to a more neutral stance.

In regard to health care stocks, which have continued to be the top-performing market sector for some time now, we remain very active. However, with valuations very robust, in our opinion, we are focused on stock picking, both long and short.

Our exposure to industrials stocks was a boon to the Fund overall for the period; both our long and short books were positive contributors. While our long book benefited from solid performers, our short book added to performance because it emphasized companies that derive a significant portion of their revenues from foreign sales, especially those with some exposure to energy capex spending. Overall, while our investment themes and convictions in this sector generally worked well for us, we have reduced our exposure as valuations have converged, and as we have become less enthusiastic about the consumer’s role in supporting economic growth. At the close of the six-month period, we were net short industrials, based on our conviction that US exports are at risk from dollar strength, and industrial capex is likely to slump with oil prices. Finally, we end the period with little or no net exposure to oil or gas prices, based on the fact that we currently do not hold a strong opinion on those prices moving forward. That said, we do hold a fairly substantial net long position in idiosyncratic energy names. Some of these stocks appear to us to be healthy babies that were thrown out with the bathwater, if you will, as oil prices collapsed.

The positions held by the Fund’s portfolio are a result of our highly collaborative team approach to investing, which draws on the extensive expertise of more than 30 investment professionals across disciplines and asset classes. Our pursuit of the efficient reduction of risk is what we believe makes us truly alternative in building and monitoring the Fund’s diverse yet coherent portfolio, composed of investment themes that work together to pursue favorable, long-term returns uncorrelated to the mainstream stock and bond markets. As always, we view our stewardship over your capital as our core responsibility, and we remain sincerely grateful for your trust.

Sincerely,

Jason Cross, Head of Equity, Whitebox Advisors LLC

Bruce Nordin4, President, Whitebox Mutual Funds

[4]	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

8	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Glossary:

Bearish: Characterized by or associated with falling share prices.

Capital Expenditure (Capex): An outlay of money to acquire or improve capital assets such as buildings and machinery.

HFRI EH: Equity Market Neutral Index: A benchmark published composed of funds that utilize equity market neutral strategies, as selected by Hedge Fund Research Inc. According to Hedge Fund Research Inc., equity market neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both factor-based and statistical arbitrage/trading strategies. One cannot invest directly in an index.

Large Cap: Stocks with a large capitalization (numbers of shares outstanding times the price of the shares), typically at least $5 billion in outstanding market value.

Long Position: The acquisition of a security such as stock, commodity, or currency with the expectation that the asset will rise in value.

Mid Cap: Stocks with middle-level capitalization (numbers of shares outstanding times the price of the shares), generally between $1 billion and $5 billion in outstanding market value.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Short Position: The sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

Small Cap: Stocks with a relatively small market capitalization (numbers of shares outstanding times the price of the shares of $500 million or less).

S&P 500® Total Return Index: A market-capitalization weighted index composed of 500 common stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Semiannual Report | April 30, 2015	9

Whitebox Market Neutral Equity Fund	Performance Update
April 30, 2015 (Unaudited)

Average Annual Total Returns (As of April 30, 2015)

	6 Months	1 Year	5 Year	10 Year	Since Inception*
Whitebox Market Neutral Equity Fund – Investor Class	4.26%	0.13%	3.76%	12.19%	12.30%
Whitebox Market Neutral Equity Fund – Institutional Class	4.34%	0.32%	4.00%	12.45%	12.56%
Benchmarks
HFRI EH: Equity Market Neutral Index	2.09%	2.44%	2.65%	2.63%	2.81%
S&P 500® Index	3.34%	10.70%	11.94%	6.07%	5.85%
S&P 500® Total Return Index	4.40%	12.98%	14.33%	8.32%	8.07%

*	The Fund’s inception date is November 1, 2012. Returns for periods before November 1, 2012 are based on the Whitebox Long Short Equity Partners, L.P. Fund, which had an inception date of June 1, 2004.

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 3.28% and 3.03%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 2.23% and 1.98%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2016 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.95% and 1.70% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2016 are estimated to be 3.00% and 2.75%, respectively.

The Fund is the successor to the Whitebox Long Short Equity Partners, LP. (Predecessor Fund), a private investment company managed by Whitebox Advisors LLC from June 1, 2004 to October 31, 2012. On October 31, 2012, the Predecessor Fund was reorganized into the Fund (then named Whitebox Long Short Equity Fund), and the Fund assumed all of the Predecessor Fund’s assets (including its investment portfolio) and liabilities. The Fund’s investment policies, objectives, guidelines and restrictions are in all material respects equivalent to those employed by the Predecessor Fund; however, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements, and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if they had been applicable, might have adversely affected its performance. On January 31, 2014, the Fund’s name changed to Whitebox Market Neutral Equity Fund.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an Investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

Effective January 31, 2014, the Fund changed its primary benchmark from the S&P 500® Index (SPX) to the S&P 500® Total Return Index (SPTR). Whitebox Advisors LLC believes that SPTR, which reflects dividend reinvestments, is more comparable to the Fund’s total return.

10	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Performance Update
April 30, 2015 (Unaudited)

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose part or all of their investment in the Fund. An investment in the Fund is subject to the following principal risks: active and frequent trading risk; common stock risk; sector exposure risk; counterparty credit risk; derivative risk (including total return swap risk, futures risk, forward contract risk and option risk); exchange-traded funds risk; leverage risk; market risk and selection risk; mid-cap securities risk; new fund risk; non-diversified status risk; segregated account risk; short sales risk; small-cap securities risk and strategyrisk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

Semiannual Report | April 30, 2015	11

Whitebox Market Neutral Equity Fund	Performance Update
April 30, 2015 (Unaudited)

Growth of $10,000* (As of April 30, 2015)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge (prior to January 31, 2014), since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund is the successor to Whitebox Market Neutral Equity Equity Fund, L.P (the “Predecessor Fund”), a private investment company managed by the Fund’s investment adviser since June 1, 2004.

*	The Predecessor Fund was reorganized into the Fund on November 1, 2012.

12	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Dear Shareholders,

For the 12-month period ended April 30, 2015, Whitebox Tactical Advantage Fund (formerly Whitebox Tactical Income Fund) (the “Fund”) delivered a total return of 3.57% for investor shares (WBIVX) and 3.78% for institutional shares (WBINX). The Fund’s designated benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 4.22% for the same period. We characterize these results as particularly favorable in light of the stubbornly low interest-rate environment that has persisted in debt and income markets for some time now, along with periods of moderate-to-severe volatility throughout the reporting period. Please note the shareholder letter for this Fund reflects 12-month performance, as the Fund was launched May 1, 2014.

Market Overview

The 12 months under review were marked by a continuation of the yield-scarce environment that has plagued debt and income investors for some time. In the first half of the period, yield-starved investors seemed to scramble for just about any source of coupon income, a trend that pushed riskier credits to price levels we perceived as unsustainable and, in many cases, unjustified. Ironically, venturing farther out on the yield spectrum offered only a paltry payout, as the coupons offered by even the riskiest of credits were low by historic standards. Yield spreads* were generally unstable throughout the year, widening from late August through mid-October, and then again mid-November through mid-December. High-yield spreads started 2015 at just under 500 basis points (494), dropped to 424 by early March, and then rose quite markedly to 469 by the end of March. This volatility presented a challenging backdrop to debt and income investing, where, in a continued low-yield environment, strong demand for yield often eclipsed sensible risk/reward analysis, in our view.

The Fund’s Portfolio

There were a number of factors that positively impacted performance during the Fund’s first year of operation. The most prominent contributor to returns was our strong security selection among select corporate bonds (credit). Our continual quest for idiosyncratic mispricings, along with our emphasis on high-quality high-yield credits, substantially supported Fund performance throughout the 12-month period.

In our pursuit of what we believe to be total-return opportunities in this segment of the markets, we focus on the debt of firms with attractive free cash flow, strong balance sheets, and low levels of financial leverage. Additionally, we favor firms with subscription-like recurring revenue streams, which we believe provide a buffer against macro-economic factors. On the contrary, consistent with our avoidance of highly leveraged firms, we held minimal leveraged buyout (LBO debt) over the course of the year.

Our security selection is powerfully driven by capital structure analysis, a traditional focus at Whitebox. Through a capital-structure lens, we identify what we perceive as favorable relative mispricings, seniority, and soundness of collateral. We are confident that this approach supported the Fund’s positive results for the year.

*	Credit spread refers to the difference between yields on Treasury securities and those of non-Treasury securities that are similar in most respect except for credit-quality rating.

Semiannual Report | April 30, 2015	13

Whitebox Tactical Advantage Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Another significant contributor to the Fund’s performance for the year was our security selection among corporate bank debt, along with our decision to carefully increase our overall exposure to these securities throughout the year. We favored these adjustable-rate instruments not only because of what we saw as attractive yields, but also because they can serve to reduce interest-rate risk in an uncertain environment. The comparatively favorable yield component many of these holdings offered provided another boost to the Fund’s total return for the period.

On the negative side, the most prominent detractor from the Fund’s results was our short position in longer-dated US Treasuries, expressed in TLT, an exchanged-traded fund (ETF) that we held as an interest-rate hedge. Unfortunately, longer-dated Treasuries were bid up by yield- and safety-hungry investors; consequently this short position worked against us throughout much of the year. As the Fund’s full first operating year ended, however, our long-term Treasury short worked in our favor, and ended up our top positive contributor to performance for the month of April.

Current Positioning and Outlook

While our Treasury short worked against us for the year, we continue to believe this position is essential as a hedge against the potential for increases in interest rates. As such, we added to this position significantly as the 12-month reporting period closed, to keep pace with the growth in Fund assets.

We continue to favor corporate bank debt, with its floating-rate coupons and secure position in the capital structure. We plan to maintain our search for attractive additions to this category as 2015 unfolds.

Likewise, we continue to find select structured finance products, particularly RMBS (residential mortgage-backed securities) an attractive source of potential returns. We believe many of these securities remain underpriced more than eight years after the mortgage crisis tarnished the reputation of the entire category. With most of the bad mortgages already burned off, the underlying collateral in many of these instruments is now very strong, in our view. What’s more, relatively few homeowners default eight years after taking out their mortgages, and many of the owners of these properties have gone to great lengths to avoid default. As a result, we believe select RMBS continue to offer positive risk/reward symmetries. Finally, we continue to emphasize higher-quality, higher-yielding corporate bonds in the Fund’s portfolio, currently our largest allocation, and one which we consistently built up throughout the reporting period.

We expect to continue monthly dividend payouts supported by cash flows from the Fund’s portfolio. In terms of the overall environment, we expect very low yields to continue to persist. We continue to favor the highest quality segment of the high-yield corporate bond market; however capital preservation (versus stretching for yield) remains our priority in managing the Fund’s portfolio. As always, because of our unconstrained mandate and tactical approach, if the opportunity set the markets offer changes, we have the ability to rapidly reposition the portfolio to take advantage of shifting conditions.

The positions held by the Fund’s portfolio are a result of our highly collaborative team approach to investing, which draws on the extensive expertise of more than 30 investment professionals across disciplines and asset classes. Our pursuit of the efficient reduction of risk is part of what we believe makes us truly alternative in building and monitoring the Fund’s diverse yet coherent portfolio,

14	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Shareholder Letter
April 30, 2015 (Unaudited)

aimed at delivering favorable, long-term returns. As always, we view our stewardship over your capital as our core responsibility, and we remain sincerely grateful for your trust.

Sincerely,

Pete Wiley, Portfolio Manager, Whitebox Advisors LLC

Bruce Nordin1, President, Whitebox Mutual Funds

Glossary

Barclays Capital U.S. Aggregate Bond Index: A market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. One cannot invest directly in an index.

Basis Points (bps): Basis points, or one one-hundredth of a percentage point.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Long-Dated Treasury: A negotiable, coupon-bearing debt obligation issued by the US government and backed by its full faith and credit, where maturity of the bond is at least 15 years or more.

Short Position: The sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

[1]	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

Semiannual Report | April 30, 2015	15

Whitebox Tactical Advantage Fund	Performance Update
April 30, 2015 (Unaudited)

Average Annual Total Returns (As of April 30, 2015)

	6 Month	1 Year	Since Inception*
Whitebox Tactical Advantage Fund – Investor Class	2.19%	3.57%	3.57%
Whitebox Tactical Advantage Fund – Institutional Class	2.24%	3.78%	3.78%
Benchmark
Barclays Capital U.S. Aggregate Bond Index	2.06%	4.22%	4.22%

*	Fund inception date of May 1, 2014.

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 3.90% and 3.65%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 3.48% and 3.23%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2016 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.52% and 1.27% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2016 are estimated to be 1.94% and 1.69%, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an Investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose part or all of their investment in the Fund. An investment in the Fund is subject to the following principal risks: active and frequent trading risk; common stock risk; sector exposure risk; counterparty credit risk; derivative risk (including total return swap risk, futures risk, forward contract risk and option risk); exchange-traded funds risk; leverage risk; market risk and selection risk; mid-cap securities risk; new fund risk; non-diversified status risk; segregated account risk; short sales risk; small-cap securities risk and strategyrisk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

16	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Performance Update
April 30, 2015 (Unaudited)

Growth of $10,000 (As of April 30, 2015)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semiannual Report | April 30, 2015	17

Whitebox Mutual Funds	Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

As a shareholder of the Funds, you will incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2014 and held until April 30, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

18	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expense Ratio(a)(b)	Expenses Paid During Period November 1, 2014 to April 30, 2015(c)
Whitebox Tactical Opportunities
Investor Class
Actual	$ 1,000.00	$ 991.50	1.90%	$ 9.38
Hypothetical	$ 1,000.00	$ 1,015.37	1.90%	$ 9.49

Institutional Class
Actual	$ 1,000.00	$ 994.90	1.44%	$ 7.12
Hypothetical	$ 1,000.00	$ 1,017.65	1.44%	$ 7.20

Whitebox Market Neutral Equity
Investor Class
Actual	$ 1,000.00	$ 1,042.60	2.77%	$ 14.03
Hypothetical	$ 1,000.00	$ 1,011.06	2.77%	$ 13.81

Institutional Class
Actual	$ 1,000.00	$ 1,043.40	2.52%	$ 12.77
Hypothetical	$ 1,000.00	$ 1,012.30	2.52%	$ 12.57

Whitebox Tactical Advantage
Investor Class
Actual	$ 1,000.00	$ 1,021.90	1.93%	$ 9.68
Hypothetical	$ 1,000.00	$ 1,015.22	1.93%	$ 9.64

Institutional Class
Actual	$ 1,000.00	$ 1,022.40	1.68%	$ 8.42
Hypothetical	$ 1,000.00	$ 1,016.46	1.68%	$ 8.40

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Ratios are net of fees waived/expenses reimbursed and include the effect of dividends and interest on short sales.
(c)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Semiannual Report | April 30, 2015	19

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

COMMON STOCKS (47.68%)
Basic Materials (0.76%)
Forest Products & Paper (0.14%)
Domtar Corp.	26,406	$1,141,267

Mining (0.62%)
Newmont Mining Corp.	191,426	5,070,875

Total Basic Materials		6,212,142

Communications (1.76%)
Internet (1.76%)
Angie’s List, Inc.(a)(b)	1,024,998	6,016,738
eBay, Inc.(a)	143,214	8,343,648

		14,360,386

Total Communications		14,360,386

Consumer, Cyclical (9.12%)
Airlines (1.61%)
American Airlines Group, Inc.	127,166	6,140,210
American Airlines Group, Inc., Escrow Shares(a)	582,000	1,070,880
Gol Linhas Aereas Inteligentes SA, ADR	2,308,247	5,862,948

		13,074,038

Apparel (0.88%)
Deckers Outdoor Corp.(a)	96,368	7,131,232

Home Furnishings (1.07%)
Select Comfort Corp.(a)	283,900	8,749,798

Retail (5.56%)
Buffalo Wild Wings, Inc.(a)	28,744	4,578,919
Destination Maternity Corp.(b)	268,458	3,165,120
Ezcorp, Inc., Class A(a)(b)	923,907	8,499,944
Office Depot, Inc.(a)	901,607	8,312,817
Pier 1 Imports, Inc.	519,566	6,572,510
Rite Aid Corp.(a)	980,617	7,560,557

20	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Consumer, Cyclical (continued)
Staples, Inc.(b)	405,001	$6,609,616

		45,299,483

Total Consumer, Cyclical		74,254,551

Consumer, Non-cyclical (2.35%)
Biotechnology (0.72%)
Gilead Sciences, Inc.(a)	58,617	5,891,595

Commercial Services (1.63%)
RR Donnelley & Sons Co.	67,657	1,259,773
Sotheby’s(b)	280,436	11,977,422

		13,237,195

Pharmaceuticals (0.00%)(c)
Herbalife Ltd.(a)	99	4,110

Total Consumer, Non-cyclical		19,132,900

Energy (7.31%)
Oil & Gas (6.16%)
Atwood Oceanics, Inc.	303,518	10,131,431
Bill Barrett Corp.(a)	52,124	604,638
Chevron Corp.(b)	81,659	9,069,049
EQT Corp.	14,426	1,297,474
Exxon Mobil Corp.	95,744	8,365,153
Gran Tierra Energy, Inc.(a)	1,159,485	4,313,284
Nabors Industries Ltd.	355,165	5,931,255
Par Petroleum Corp.(a)	64,484	1,560,513
PBF Energy, Inc., Class A(b)	235,600	6,686,328
Range Resources Corp.	19,277	1,225,246
Transocean Ltd.	54,375	1,023,338

		50,207,709

Oil & Gas Services (1.15%)
Baker Hughes, Inc.	136,632	9,353,827

Total Energy		59,561,536

Financials (20.20%)
Banks (2.88%)
Capital One Financial Corp.(b)	167,546	13,546,094

Semiannual Report | April 30, 2015	21

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Financials (continued)
Regions Financial Corp.	1,007,955	$9,908,198

		23,454,292

Diversified Financial Services (6.30%)
Ally Financial, Inc.(a)(b)	1,250,562	27,374,802
Encore Capital Group, Inc.(a)	32,108	1,298,448
Nationstar Mortgage Holdings, Inc.(a)	108,241	2,716,849
Nelnet, Inc., Class A(b)	127,000	5,685,790
Ocwen Financial Corp.(a)(b)	1,458,688	12,384,261
Stonegate Mortgage Corp.(a)	175,547	1,885,375

		51,345,525

Holding Companies-Diversified (0.82%)
Leucadia National Corp.(b)	279,949	6,654,388

Investment Companies (2.01%)
American Capital Ltd.(a)(b)	1,085,536	16,380,738

Private Equity (2.23%)
Apollo Global Management LLC, Class A	199,207	4,553,872
The Blackstone Group LP(b)	80,715	3,306,086
Fortress Investment Group LLC, Class A	654,579	5,315,182
KKR & Co. LP(b)	222,718	5,013,382

		18,188,522

Real Estate Investment Trusts (5.96%)
American Capital Agency Corp.	285,675	5,894,903
American Capital Mortgage Investment Corp.	63,718	1,117,614
Annaly Capital Management, Inc.	58,671	590,817
Blackstone Mortgage Trust, Inc., Class A(b)	338,781	10,410,740
New Senior Investment Group, Inc.(b)	1,333,458	21,548,681
NorthStar Realty Finance Corp.(b)	476,122	8,932,049

		48,494,804

Total Financials		164,518,269

Industrials (2.55%)
Engineering & Construction (1.37%)
Fluor Corp.(b)	185,909	11,180,567

22	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Industrials (continued)
Machinery-Construction & Mining (0.96%)
Joy Global, Inc.	182,175	$7,767,942

Oil & Gas Services (0.22%)
Hornbeck Offshore Services, Inc.(a)(b)	78,194	1,786,733

Total Industrials		20,735,242

Technology (3.63%)
Computers (0.70%)
NetApp, Inc.(b)	157,200	5,698,500

Semiconductors (1.90%)
Micron Technology, Inc.(a)	307,562	8,651,719
QUALCOMM, Inc.(b)	100,365	6,824,820

		15,476,539

Software (1.03%)
Oracle Corp.	192,529	8,398,115

Total Technology		29,573,154

TOTAL COMMON STOCKS (Cost $384,287,152)		388,348,180

CLOSED END FUNDS (1.52%)
AllianceBernstein Income Fund, Inc.	682,000	5,312,780
Eaton Vance National Municipal Opportunities Trust	100,000	2,116,000
Nuveen California AMT-Free Municipal Income Fund	100,000	1,494,000
Nuveen Dividend Advantage Municipal Fund 2	100,000	1,411,000
Nuveen Municipal Advantage Fund, Inc.	148,434	2,043,936

		12,377,716

TOTAL CLOSED END FUNDS (Cost $11,318,079)		12,377,716

EXCHANGE TRADED FUNDS (10.82%)
Equity Funds (10.82%)
Energy Select Sector SPDR® Fund	35,480	2,933,487
Industrial Select Sector SPDR® Fund	133,316	7,416,369
iShares® MSCI Emerging Markets ETF(b)	1,173,623	50,324,954

Semiannual Report | April 30, 2015	23

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Equity Funds (10.82%) (continued)
Market Vectors® Gold Miners ETF(b)	1,248,288	$25,103,072
Market Vectors® Junior Gold Miners ETF(b)	95,080	2,371,295

		88,149,177

TOTAL EXCHANGE TRADED FUNDS (Cost $93,390,173)		88,149,177

	Principal Amount	Value

BANK LOANS (2.38%)(d)
Consumer, Cyclical (1.22%)
Retail (1.22%)
J.C. Penny Co., Inc., 6.00% 05/22/2018	$9,885,972	9,899,071

Total Consumer, Cyclical		9,899,071

Energy (1.16%)
Oil & Gas Services (1.16%)
C&J Energy Services, Inc., 7.25% 03/24/2022	10,000,000	9,441,650

Total Energy		9,441,650

TOTAL BANK LOANS (Cost $18,395,645)		19,340,721

CONVERTIBLE CORPORATE BONDS (2.29%)
Consumer, Cyclical (0.03%)
Airlines (0.03%)
American Airlines Group, Inc., 6.25% 10/15/2014(e)	1,065,000	231,318

Total Consumer, Cyclical		231,318

Consumer, Non-cyclical (1.71%)
Pharmaceuticals (1.71%)
Herbalife Ltd., 2.00% 08/15/2019	17,135,000	13,943,692

Total Consumer, Non-cyclical		13,943,692

24	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Principal Amount	Value

Energy (0.55%)
Oil & Gas (0.55%)
Lukoil International Finance BV, 2.63% 06/16/2015	$4,500,000	$4,500,000

Total Energy		4,500,000

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $19,552,088)		18,675,010

CORPORATE BONDS (19.25%)
Basic Materials (0.93%)
Forest Products & Paper (0.12%)
Resolute Forest Products, Inc., 5.88% 05/15/2023	1,000,000	968,750

Iron/Steel (0.81%)
Cliffs Natural Resources, Inc., 8.25% 03/31/2020(f)	886,000	872,710
Cliffs Natural Resources, Inc., 7.75% 03/31/2020(f)	7,941,000	5,757,225

		6,629,935

Total Basic Materials		7,598,685

Communications (7.89%)
Internet (3.81%)
IAC/InterActiveCorp, 4.75% 12/15/2022	10,000,000	10,037,500
Netflix, Inc., 5.75% 03/01/2024	10,439,000	11,091,438
VeriSign, Inc., 4.63% 05/01/2023	9,870,000	9,914,415

		31,043,353

Media (2.42%)
DISH DBS Corp., 5.00% 03/15/2023	7,511,000	7,191,782
Sirius XM Radio, Inc., 6.00% 07/15/2024(f)	12,000,000	12,480,000

		19,671,782

Telecommunications (1.66%)
Sprint Corp., 7.88% 09/15/2023	13,475,000	13,559,219

Total Communications		64,274,354

Consumer, Cyclical (5.17%)
Auto Parts & Equipment (1.25%)
Lear Corp., 4.75% 01/15/2023	9,975,000	10,174,500

Lodging (0.84%)
Caesars Entertainment Operating Co., Inc, 11.25%
06/01/2017(e)	1,979,000	1,494,145

Semiannual Report | April 30, 2015	25

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Principal Amount	Value

Consumer, Cyclical (continued)
Caesars Entertainment Operating Co., Inc, 9.00% 02/15/2020(e)	$6,926,000	$5,350,335

		6,844,480

Retail (3.08%)
Conn’s, Inc., 7.25% 07/15/2022(f)	16,201,000	14,621,402
J.C. Penney Corp., Inc., 7.40% 04/01/2037	3,048,000	2,461,260
PVH Corp., 4.50% 12/15/2022	7,810,000	8,005,250

		25,087,912

Total Consumer, Cyclical		42,106,892

Consumer, Non-cyclical (1.36%)
Commercial Services (0.80%)
Sotheby’s, 5.25% 10/01/2022(f)	6,500,000	6,516,250

Pharmaceuticals (0.56%)
Valeant Pharmaceuticals International, Inc., 5.50% 03/01/2023(f)	4,525,000	4,581,563

Total Consumer, Non-cyclical		11,097,813

Energy (0.49%)
Oil & Gas Services (0.49%)
McDermott International, Inc., 8.00% 05/01/2021(f)	4,572,000	4,021,934

Total Energy		4,021,934

Financials (0.94%)
Diversified Financial Services (0.94%)
Ocwen Financial Corp., 6.63% 05/15/2019(f)	8,197,000	7,643,702

Total Financials		7,643,702

26	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

			Principal Amount	Value

Technology (2.47%)
Computers (1.24%)
Seagate HDD Cayman, 4.75% 01/01/2025(f)			$9,830,000	$10,105,122

Semiconductors (1.23%)
Micron Technology, Inc., 5.50% 02/01/2025(f)			10,000,000	9,975,000

Total Technology				20,080,122

TOTAL CORPORATE BONDS (Cost $154,840,075)				156,823,502

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS (0.53%)
Purchased Call Options (0.32%)
CBOE SPX® Volatility:
	06/17/2015	$15.00	1,361	$333,445
	06/17/2015	17.00	988	167,960
	05/20/2015	23.00	99	3,267
	05/20/2015	24.00	99	2,970
Herbalife Ltd.:
	05/01/2015	43.50	49	441
	05/15/2015	45.00	988	129,428
	05/01/2015	45.50	74	666
	05/01/2015	50.00	138	1,725
	05/01/2015	52.00	74	1,850
Pfizer, Inc.	06/19/2015	32.00	1,580	317,580
United States Oil Fund LP:
	05/15/2015	17.50	1,976	590,824
	01/15/2016	20.00	4,452	1,081,836

Total Purchased Call Options				2,631,992

Purchased Put Options (0.21%)
American Airlines	05/15/2015	47.00	593	68,195
Energy Select Sector SPDR® Fund:
	06/19/2015	73.50	247	8,645
	06/19/2015	75.00	498	24,900
	06/19/2015	77.00	257	17,219
Lennar Corp.	08/21/2015	50.00	138	75,210
Transocean Ltd.	05/15/2015	15.00	1,483	14,830
Twitter, Inc.	05/15/2015	46.00	494	351,234
Under Armour, Inc.	05/15/2015	90.00	494	592,800

Semiannual Report | April 30, 2015	27

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Expiration Date	Exercise Price	Contracts	Value

Purchased Put Options (continued)
United States Oil Fund LP:
	08/21/2015	$14.00	987	$11,351
	05/15/2015	17.00	988	1,976
	08/21/2015	18.00	987	65,142
WisdomTree Investments, Inc.	05/15/2015	23.00	1,087	445,670

Total Purchased Put Options				1,677,172

TOTAL PURCHASED OPTIONS (Cost $4,313,731)				4,309,164

			Shares	Value

RIGHTS (0.41%)
Sanofi CVR, Strike Price: $0.61,
Expires: 12/31/2020(a)			4,727,521	3,356,540

Total Rights (Cost 2,333,505)				3,356,540

		7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (22.79%)
Money Market Fund (22.79%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class		0.00001%	185,586,972	185,586,972

TOTAL SHORT TERM INVESTMENTS (Cost $185,586,972)				185,586,972

TOTAL INVESTMENTS (107.67%) (Cost $874,017,420)				876,966,982

Liabilities in Excess of Other Assets (-7.67%)				(62,446,523)

NET ASSETS (100.00%)				$814,520,459

(a)	Non-income producing security.
(b)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $249,986,018.

(c)	Less than 0.005% of Net Assets.

28	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

(d)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Interest rate disclosed is that which is in effect as of April 30, 2015.

(e)	Security is currently in default.
(f)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2015, the market value of securities restricted under Rule 144A was $76,574,908, representing 9.40% of the Fund’s net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

Semiannual Report | April 30, 2015	29

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

COMMON STOCKS (-2.05%)
Communications (-0.69%)
Internet (-0.69%)
Netflix, Inc.	(5,000)	$(2,782,500)
Twitter, Inc.	(74,200)	(2,890,832)

		(5,673,332)

Total Communications		(5,673,332)

Consumer, Cyclical (-0.14%)
Retail (-0.14%)
Conn’s, Inc.	(40,000)	(1,118,800)

Total Consumer, Cyclical		(1,118,800)

Consumer, Non-cyclical (-0.98%)
Food (-0.65%)
Tyson Foods, Inc., Class A	(133,726)	(5,282,177)

Pharmaceuticals (-0.33%)
Herbalife Ltd.	(64,504)	(2,678,206)

Total Consumer, Non-cyclical		(7,960,383)

Energy (-0.15%)
Oil & Gas Services (-0.15%)
C&J Energy Services Ltd.	(68,700)	(1,198,815)

Total Energy		(1,198,815)

Industrials (-0.09%)
Engineering & Construction (-0.09%)
McDermott International, Inc.	(146,293)	(768,038)

Total Industrials		(768,038)

TOTAL COMMON STOCKS (Proceeds $14,669,322)		(16,719,368)

30	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

Industrials (continued)
WARRANTS (0.00%)(a)
Sears Holdings Corp., Strike Price: $28.41, Expires: 12/15/2019	(87)	$(2,065)

TOTAL WARRANTS (Proceeds $–)		(2,065)

	Principal Amount	Value

GOVERNMENT BONDS (-3.80%)
Government (-3.80%)
Sovereign (-3.80%)
Portugal Obrigacoes do Tesouro OT, 5.65% 02/15/2024(b)	$(4,000,000)	(5,864,555)
Spain Government Bond, 2.75% 10/31/2024(b)	(20,000,000)	(25,052,128)

		(30,916,683)

Total Government		(30,916,683)

TOTAL GOVERNMENT BONDS (Proceeds $33,879,616)		(30,916,683)

TOTAL SECURITIES SOLD SHORT (Proceeds $48,548,938)		$(47,638,116)

(a)	Less than (0.005%).
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2015, the market value of securities restricted under Rule 144A was $(30,916,683), representing (3.80)% of the Fund’s net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

Semiannual Report | April 30, 2015	31

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN OPTIONS (-0.36%)
Written Call Options (-0.16%)
CBOE SPX® Volatility:
	05/20/2015	$16.00	(1,163)	$(133,745)
	05/20/2015	20.00	(3)	(165)
	05/20/2015	21.00	(393)	(17,685)
	06/17/2015	22.00	(1,976)	(187,720)
Herbalife Ltd.	05/15/2015	50.00	(1,976)	(88,920)
Transocean Ltd.	05/15/2015	17.00	(988)	(208,468)
United States Oil Fund LP	05/15/2015	19.00	(3,952)	(640,224)

TOTAL WRITTEN CALL OPTIONS (Premiums received $1,159,861)				(1,276,927)

Written Put Options (-0.20%)
American Airlines	05/15/2015	43.00	(1,186)	(29,650)
Energy Select Sector SPDR® Fund:
	06/19/2015	68.50	(494)	(6,916)
	06/19/2015	70.00	(996)	(16,932)
	06/19/2015	72.00	(514)	(13,621)
Lennar Corp.	05/15/2015	50.00	(148)	(57,128)
Pfizer, Inc.	06/19/2015	25.00	(2,390)	(3,585)
Transocean Ltd.	05/15/2015	13.00	(2,966)	(5,932)
Twitter, Inc.	05/15/2015	43.00	(988)	(454,480)
Under Armour, Inc.	05/15/2015	85.00	(988)	(609,596)
United States Oil Fund LP:
	05/15/2015	15.50	(1,976)	(3,952)
	08/21/2015	16.00	(1,974)	(57,246)
WisdomTree Investments, Inc.	05/15/2015	20.00	(2,174)	(391,320)

TOTAL WRITTEN PUT OPTIONS (Premiums received $1,936,673)				(1,650,358)

TOTAL WRITTEN OPTIONS (Premiums received $3,096,534)				$(2,927,285)

32	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

TOTAL RETURN FUTURES SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Currency	Termination Date	Unrealized Appreciation

Bank of America Merrill Lynch	Long Gilt Future	$ (6,636,353)	GBP	06/04/2015	$33,206
Bank of America Merrill Lynch	Euro - BTP Future	(33,336,528)	EUR	05/26/2015	140,725
Bank of America Merrill Lynch	Euro - Bund Future	(31,824,026)	EUR	06/04/2015	15,637

					$189,568

Swap Counterparty	Reference Obligation	Notional Amount	Currency	Termination Date	Unrealized Depreciation

Bank of America Merrill Lynch	Euro-OAT Future	$ (52,929,629)	EUR	06/04/2015	$(140,908)

					$(140,908)

TOTAL RETURN SWAP CONTRACTS
Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Depreciation

Bank of America Merrill Lynch	Crocodile Gold Corp.	$ 500,000	58.1250%	11/10/2015	$(3,872)

					$(3,872)

Semiannual Report | April 30, 2015	33

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Counterparty: Bank of America Merrill Lynch

Reference Obligation: Whitebox Tactical Opportunities Fund - Basket of Securities (See specific securities below)

Paid by Fund: For long positions, the Fund pays 1 month LIBOR plus 40bps and any negative return on the reference basket of securities. For short positions, the Fund pays any positive return on the reference basket of securities.

Received by Fund: For long positions, the Fund receives any positive return on the reference basket of securities. For short positions, the Fund receives 1 month LIBOR less the stock lending rate and any negative return on the reference basket of securities.

Swap Reset Frequency: Monthly

Termination Date: November 10, 2015

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long Positions
Nationstar Mortgage Holdings, Inc.	662,000	$16,616,200	$(172,120)
Transocean Ltd.	716,872	13,491,531	1,670,312

Total Long Positions		30,107,731	1,498,192

Short Positions
Acuity Brands, Inc.	(41,256)	(6,887,689)	20,216
Adobe Systems, Inc.	(55,272)	(4,203,988)	27,084
Advisory Board Co.	(73,818)	(3,830,416)	28,789
Amazon.com, Inc.	(41,783)	(17,623,234)	701,118
Amedisys, Inc.	(140,228)	(3,899,741)	(335,145)
Anthem, Inc.	(58,563)	(8,838,914)	5,270
Applied Industrial Technologies, Inc.	(41,150)	(1,718,835)	3,704
ARIAD Pharmaceuticals, Inc.	(641,655)	(5,563,149)	243,829
athenahealth, Inc.	(97,817)	(11,998,233)	328,665
Autoliv, Inc.	(67,863)	(8,056,695)	185,266
AvalonBay Communities, Inc., REIT	(23,499)	(3,861,826)	169,427
Blackbaud, Inc.	(123,151)	(6,222,820)	(9,852)
Casey’s General Stores, Inc.	(27,263)	(2,240,473)	79,881
Cepheid	(130,200)	(7,304,220)	101,556
Chipotle Mexican Grill, Inc.	(8,820)	(5,480,219)	197,656
CLARCOR, Inc.	(21,962)	(1,427,530)	29,649
Cliffs Natural Resources, Inc.	(275,000)	(1,633,500)	52,250
Conn’s, Inc.	(90,000)	(2,517,300)	202,500
Constant Contact, Inc.	(200,688)	(6,993,977)	646,215
CR Bard, Inc.	(9,274)	(1,544,863)	46,741
Dealertrack Technologies, Inc.	(76,125)	(2,992,474)	76,886
Diamond Offshore Drilling, Inc.	(313,054)	(10,477,917)	(1,152,038)
EastGroup Properties, Inc., REIT	(38,546)	(2,204,831)	78,634
Energy Transfer Partners LP	(150,883)	(8,718,020)	(372,681)
Equity One, Inc., REIT	(85,254)	(2,099,806)	93,779
Facebook, Inc., Class A	(235,754)	(18,570,343)	740,267
GATX Corp.	(161,995)	(8,812,528)	(17,819)

34	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Expiration Date	Exercise Price Contracts		Value

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Graco, Inc.	(29,049)	$(2,080,489)	$5,520
HomeAway, Inc.	(282,306)	(7,890,453)	(67,754)
iShares® Nasdaq Biotechnology ETF	(120,773)	(40,297,119)	1,798,310
iShares® Russell 2000® ETF	(113,146)	(13,708,769)	374,514
Jamba, Inc.	(140,880)	(2,220,269)	54,943
Keryx Biopharmaceuticals, Inc.	(216,091)	(2,303,530)	77,793
Keurig Green Mountain, Inc.	(112,697)	(13,114,550)	(102,554)
Kinder Morgan, Inc.	(297,338)	(12,770,667)	344,912
KYTHERA Biopharmaceuticals, Inc.	(117,551)	(5,135,803)	545,437
Lennox International, Inc.	(78,998)	(8,370,628)	102,697
LinkedIn Corp., Class A	(51,105)	(12,885,104)	417,016
lululemon athletica, Inc.	(120,555)	(7,672,120)	232,671
Manhattan Associates, Inc.	(172,987)	(9,092,197)	413,439
Marketo, Inc.	(146,481)	(4,167,384)	(99,607)
Martin Marietta Materials, Inc.	(51,323)	(7,321,226)	(345,404)
Mattress Firm Holding Corp.	(151,163)	(8,930,710)	208,605
Mercury General Corp.	(141,023)	(7,747,804)	328,583
Netflix, Inc.	(34,275)	(19,074,037)	328,355
NetSuite, Inc.	(57,958)	(5,539,046)	(277,039)
Nordson Corp.	(28,860)	(2,298,699)	8,369
OPKO Health, Inc.	(204,205)	(2,809,861)	128,649
Palo Alto Networks, Inc.	(101,012)	(14,921,493)	617,183
Pool Corp.	(122,010)	(7,917,229)	308,685
Post Properties, Inc., REIT	(55,364)	(3,165,160)	52,596
PriceSmart, Inc.	(25,700)	(2,067,822)	82,754
Public Storage, REIT	(13,076)	(2,457,111)	68,911
Regency Centers Corp., REIT	(38,784)	(2,434,859)	140,011
Repligen Corp.	(180,396)	(5,323,486)	552,012
Restoration Hardware Holdings, Inc.	(104,425)	(8,998,302)	569,116
Salesforce.com, Inc.	(85,344)	(6,214,750)	(425,013)
SPDR® S&P MidCap 400® ETF Trust	(180,597)	(49,330,070)	662,810
Splunk, Inc.	(201,475)	(13,366,859)	196,438
Sprouts Farmers Market, Inc.	(55,719)	(1,782,172)	63,798
SPS Commerce, Inc.	(31,152)	(2,032,979)	114,951
Tesla Motors, Inc.	(29,375)	(6,640,219)	161,562
Thermo Fisher Scientific, Inc.	(57,731)	(7,255,632)	91,792
Tiffany & Co.	(31,545)	(2,759,557)	(47,633)
Toro Co.	(64,788)	(4,343,387)	87,464
Tractor Supply Co.	(85,260)	(7,337,476)	391,343
TripAdvisor, Inc.	(125,721)	(10,119,283)	150,865
Twitter, Inc.	(235,201)	(9,163,431)	2,987,053
Tyler Technologies, Inc.	(34,389)	(4,193,739)	263,763

Semiannual Report | April 30, 2015	35

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Expiration Date	Exercise Price	Contracts	Value

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Under Armour, Inc., Class A	(181,758)	$(14,095,333)	$708,856
Vail Resorts, Inc.	(78,584)	(7,796,319)	206,676
Valeant Pharmaceuticals International, Inc.	(89,435)	(19,401,135)	(1,333,476)
Workday, Inc., Class A	(111,744)	(10,192,170)	(384,399)
Xylem, Inc.	(75,449)	(2,793,122)	(54,323)
Zebra Technologies Corp., Class A	(68,489)	(6,306,467)	186,975
Zillow, Inc., Class A	(132,890)	(12,975,380)	716,277

Total Short Positions		(606,538,948)	13,786,349

Total Positions		$(576,431,217)	$15,284,541

Common Abbreviations:

ADR - American Depository Receipt.

AMT - Alternate Minimum Tax.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

CBOE - Chicago Board Options Exchange.

CVR - Contingent Value Rights.

ETF - Exchange Traded Fund.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depositary Receipt.

SPX - S&P 500® Index.

36	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Sector Allocation Chart as of April 30, 2015 (% of Net Assets)

                  (Cash and Cash equivalents not included)

See Notes to Financial Statements.

Semiannual Report | April 30, 2015	37

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

COMMON STOCKS (95.48%)
Basic Materials (0.52%)
Chemicals (0.26%)
Gulf Resources, Inc.(a)(b)	14,997	$38,542
OMNOVA Solutions, Inc.(a)(b)	15,055	120,290

		158,832

Forest Products & Paper (0.26%)
Domtar Corp.(b)	3,701	159,957

Total Basic Materials		318,789

Communications (3.84%)
Advertising (0.84%)
The Interpublic Group of Cos., Inc.(b)	24,737	515,519

Internet (1.42%)
DHI Group, Inc.(a)	15,056	114,425
ePlus, Inc.(a)(b)	927	76,904
Monitise PLC(a)	57,250	12,194
Perion Network Ltd.(a)(b)	64,216	224,756
The Priceline Group, Inc.(a)	262	324,306
Rightside Group Ltd.(a)	7,390	60,155
Safeguard Scientifics, Inc.(a)(b)	3,420	61,526

		874,266

Media (0.12%)
Cumulus Media, Inc., Class A(a)(b)	32,880	74,967

Telecommunications (1.46%)
ARRIS Group, Inc.(a)(b)	5,874	197,807
Black Box Corp.	8,351	166,185
Extreme Networks, Inc.(a)	38,204	96,274
Premiere Global Services, Inc.(a)	9,115	93,064
Ruckus Wireless, Inc.(a)(b)	6,011	70,208
Telenav, Inc.(a)(b)	10,517	87,922
Ubiquiti Networks, Inc.	3,052	87,196
Vonage Holdings Corp.(a)(b)	21,690	100,425

		899,081

Total Communications		2,363,833

38	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Consumer, Cyclical (23.41%)
Airlines (2.92%)
American Airlines Group, Inc.(b)	7,363	$355,523
American Airlines Group, Inc., Escrow Shares(a)	52,166	95,985
Delta Air Lines, Inc.(b)	12,158	542,733
Republic Airways Holdings, Inc.(a)(b)	23,754	290,749
United Continental Holdings, Inc.(a)(b)	8,559	511,315

		1,796,305

Apparel (0.74%)
Cherokee, Inc.	4,973	107,914
Deckers Outdoor Corp.(a)	2,550	188,700
Rocky Brands, Inc.	7,034	157,843

		454,457

Auto Manufacturers (0.88%)
General Motors Co.(b)	10,071	353,089
Navistar International Corp.(a)	6,313	189,138

		542,227

Auto Parts & Equipment (1.95%)
Motorcar Parts of America, Inc.(a)(b)	4,141	121,041
Tower International, Inc.(a)(b)	41,694	1,078,207

		1,199,248

Distribution/Wholesale (3.21%)
HD Supply Holdings, Inc.(a)(b)	33,901	1,118,733
Ingram Micro, Inc., Class A(a)	11,311	284,585
WESCO International, Inc.(a)(b)	7,931	572,142

		1,975,460

Entertainment (0.92%)
Marriott Vacations Worldwide Corp.	3,447	283,378
RCI Hospitality Holdings, Inc.(a)(b)	24,966	284,363

		567,741

Home Builders (0.42%)
William Lyon Homes, Class A(a)	11,819	255,881

Home Furnishings (1.58%)
Hooker Furniture Corp.	1,999	50,875
Norcraft Cos., Inc.(a)(b)	22,088	570,312
Select Comfort Corp.(a)(b)	1,944	59,914

Semiannual Report | April 30, 2015	39

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Consumer, Cyclical (continued)
Whirlpool Corp.(b)	1,647	$289,213

		970,314

Leisure Time (0.46%)
Steiner Leisure Ltd.(a)(b)	5,849	282,156

Lodging (0.11%)
Interval Leisure Group, Inc.	2,641	65,470

Retail (10.05%)
Big Lots, Inc.(b)	2,608	118,847
The Bon-Ton Stores, Inc.	10,217	73,256
Brinker International, Inc.	2,163	119,765
Buffalo Wild Wings, Inc.(a)(b)	2,003	319,078
Cara Operations Ltd.(a)	4,700	122,710
The Cheesecake Factory, Inc.(b)	6,136	307,598
Del Frisco’s Restaurant Group, Inc.(a)	15,279	308,177
Dollar General Corp.(b)	4,444	323,123
Dollar Tree, Inc.(a)(b)	7,836	598,749
Ezcorp, Inc., Class A(a)	34,886	320,951
Kate Spade & Co.(a)(b)	11,526	376,900
Lithia Motors, Inc., Class A(b)	1,533	152,886
Macy’s, Inc.(b)	11,535	745,507
McDonald’s Corp.(b)	3,806	367,469
Penske Automotive Group, Inc.	2,701	131,836
Sonic Automotive, Inc., Class A(b)	16,611	387,867
Texas Roadhouse, Inc.(b)	7,376	247,834
Vitamin Shoppe, Inc.(a)(b)	13,455	563,495
Walgreens Boots Alliance, Inc.(b)	7,222	598,921

		6,184,969

Toys/Games/Hobbies (0.17%)
JAKKS Pacific, Inc.(a)	15,355	102,418

Total Consumer, Cyclical		14,396,646

Consumer, Non-cyclical (25.20%)
Agriculture (0.13%)
MGP Ingredients, Inc.	5,771	81,025

40	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Consumer, Non-cyclical (continued)
Beverages (1.56%)
Dr. Pepper Snapple Group, Inc.	5,995	$447,107
PepsiCo, Inc.(b)	5,375	511,270

		958,377

Biotechnology (1.84%)
AMAG Pharmaceuticals, Inc.(a)(b)	7,433	378,860
Amgen, Inc.(b)	2,367	373,773
Harvard Bioscience, Inc.(a)	1,151	6,388
RTI Surgical, Inc.(a)	37,270	208,712
Vertex Pharmaceuticals, Inc.(a)	1,339	165,072

		1,132,805

Commercial Services (2.14%)
Cintas Corp.(b)	2,998	239,690
Global Cash Access Holdings, Inc.(a)	12,216	90,398
ManpowerGroup, Inc.(b)	7,106	606,355
Net 1 UEPS Technologies, Inc.(a)(b)	19,737	269,805
Newtek Business Services Corp.(b)	6,237	106,278

		1,312,526

Food (3.63%)
Cosan Ltd., Class A(b)	10,705	77,718
John B Sanfilippo & Son, Inc.	1,621	84,308
Pinnacle Foods, Inc.(b)	17,559	712,018
Smart & Final Stores, Inc.(a)(b)	22,215	384,764
SpartanNash Co.(b)	10,831	326,771
Sysco Corp.(b)	17,532	649,210

		2,234,789

Healthcare-Products (2.76%)
Alere, Inc.(a)(b)	8,761	415,972
Cynosure, Inc., Class A(a)	8,361	279,425
Fonar Corp.(a)(b)	13,959	158,016
Greatbatch, Inc.(a)(b)	5,141	277,203
InfuSystems Holdings, Inc.(a)(b)	37,762	115,552
Lumenis Ltd., Class B(a)	8,190	92,301
MiMedx Group, Inc.(a)(b)	8,363	78,612
Synergetics USA, Inc.(a)(b)	33,644	164,519
Syneron Medical Ltd.(a)	9,361	115,702

		1,697,302

Healthcare-Services (5.67%)
Air Methods Corp.(a)	7,974	364,412

Semiannual Report | April 30, 2015	41

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Consumer, Non-cyclical (continued)
Alliance HealthCare Services, Inc.(a)	421	$8,955
Civitas Solutions, Inc.(a)(b)	32,409	607,669
Community Health Systems, Inc.(a)	3,903	209,513
Health Net, Inc.(a)(b)	6,319	332,695
Kindred Healthcare, Inc.(b)	18,911	434,007
Laboratory Corp. of America Holdings(a)(b)	6,019	719,632
LifePoint Hospitals, Inc.(a)	2,756	206,369
UnitedHealth Group, Inc.	5,432	605,125

		3,488,377

Household Products/Wares (0.84%)
Avery Dennison Corp.(b)	7,283	404,862
Helen of Troy Ltd.(a)	921	80,689
Summer Infant, Inc.(a)(b)	9,806	30,202

		515,753

Pharmaceuticals (6.63%)
Actavis PLC(a)(b)	2,494	705,453
BioScrip, Inc.(a)	17,484	82,175
Bristol-Myers Squibb Co.(b)	5,946	378,939
Insys Therapeutics, Inc.(a)	2,910	152,979
Johnson & Johnson(b)	5,077	503,638
Merck & Co., Inc.(b)	10,760	640,866
Natural Health Trends Corp.	4,473	98,764
Pacira Pharmaceuticals, Inc.(a)	1,715	117,443
POZEN, Inc.(a)(b)	16,438	128,545
PRA Health Sciences, Inc.(a)(b)	14,474	412,219
Sagent Pharmaceuticals, Inc.(a)	8,707	202,960
Supernus Pharmaceuticals, Inc.(a)(b)	51,135	654,528

		4,078,509

Total Consumer, Non-cyclical		15,499,463

Diversified (0.65%)
Holding Companies-Divers (0.65%)
Levy Acquisition Corp.(a)(b)	27,798	401,125

Total Diversified		401,125

Energy (3.77%)
Coal (0.24%)
SunCoke Energy Partners LP	6,653	147,231

42	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Energy (continued)
Energy-Alternate Sources (0.14%)
Pacific Ethanol, Inc.(a)	7,303	$87,344

Oil & Gas (3.35%)
Atwood Oceanics, Inc.(b)	40,467	1,350,788
Gran Tierra Energy, Inc.(a)(b)	141,097	524,881
Ithaca Energy, Inc.(a)(b)	197,935	173,901
Vantage Drilling Co.(a)(b)	35,184	14,021

		2,063,591

Oil & Gas Services (0.04%)
Profire Energy, Inc.(a)	14,593	24,078

Total Energy		2,322,244

Financials (20.34%)
Banks (2.15%)
Ameris Bancorp(b)	8,590	214,664
C&F Financial Corp.	1,948	68,297
Financial Institutions, Inc.(b)	7,852	184,915
First Merchants Corp.	13,771	310,811
Horizon Bancorp	5,844	136,457
Univest Corp. of Pennsylvania	3,651	71,231
Walker & Dunlop, Inc.(a)	9,673	185,141
Wilshire Bancorp, Inc.	14,050	148,228

		1,319,744

Diversified Financial Services (7.72%)
AerCap Holdings NV(a)(b)	5,774	269,530
Ally Financial, Inc.(a)(b)	25,417	556,378
Consumer Portfolio Services, Inc.(a)(b)	31,480	201,157
Encore Capital Group, Inc.(a)(b)	12,347	499,313
Evercore Partners, Inc., Class A(b)	1,699	81,960
Federal Agricultural Mortgage Corp., Class C(b)	14,422	453,428
Fly Leasing Ltd., ADR(b)	11,433	168,865
Gain Capital Holdings, Inc.	9,309	91,973
JG Wentworth Co., Class A(a)(b)	113,458	1,141,387
JMP Group LLC	11,717	90,221
Marlin Business Services Corp.(b)	5,943	118,682
Nationstar Mortgage Holdings, Inc.(a)(b)	10,838	272,034
Nelnet, Inc., Class A(b)	5,678	254,204
Ocwen Financial Corp.(a)	21,444	182,060
Oppenheimer Holdings, Inc., Class A(b)	3,279	78,335

Semiannual Report | April 30, 2015	43

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Financials (continued)
Pzena Investment Management, Inc., Class A(b)	2,145	$19,734
Stonegate Mortgage Corp.(a)(b)	25,189	270,530

		4,749,791

Insurance (2.00%)
Crawford & Co., Class A	4,087	29,631
Enstar Group Ltd.(a)	936	132,950
HCI Group, Inc.(b)	4,071	177,414
Lincoln National Corp.(b)	3,012	170,148
Maiden Holdings Ltd.(b)	23,651	343,649
National General Holdings Corp.	1,310	25,335
National Western Life Insurance Co., Class A(b)	1,061	254,226
The Navigators Group, Inc.(a)	1,206	94,128

		1,227,481

Investment Companies (1.16%)
American Capital Ltd.(a)(b)	47,459	716,156

Multi-National (0.53%)
Banco Latinoamericano de Comercio Exterior SA, Class E	10,272	326,342

Real Estate Investment Trusts (5.46%)
Bluerock Residential Growth REIT, Inc.	12,974	177,484
Cherry Hill Mortgage Investment Corp.(b)	19,314	339,733
The GEO Group, Inc.(b)	2,085	81,315
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	13,534	257,146
New Residential Investment Corp.(b)	6,688	113,964
New Senior Investment Group, Inc.(b)	79,763	1,288,970
Newcastle Investment Corp.(b)	30,292	161,456
Preferred Apartment Communities, Inc., Class A(b)	39,260	434,216
RAIT Financial Trust(b)	77,626	503,017

		3,357,301

Savings & Loans (1.32%)
Banc of California, Inc.(b)	29,428	364,907
HomeStreet, Inc.(a)	8,646	178,799
Meta Financial Group, Inc.	1,783	72,943

44	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Financials (continued)
Pacific Premier Bancorp, Inc.(a)(b)	12,491	$195,609

		812,258

Total Financials		12,509,073

Industrials (13.07%)
Aerospace & Defense (0.83%)
United Technologies Corp.(b)	4,511	513,126

Building Materials (1.43%)
Boise Cascade Co.(a)	1,154	40,044
Continental Building Products, Inc.(a)(b)	23,183	510,258
PGT, Inc.(a)(b)	29,045	328,789

		879,091

Electrical Components & Equipment (2.70%)
AMETEK, Inc.(b)	9,492	497,571
Hubbell, Inc., Class B(b)	6,914	752,451
Insteel Industries, Inc.	8,401	170,204
PowerSecure International, Inc.(a)	18,255	239,323

		1,659,549

Electronics (1.79%)
FLIR Systems, Inc.(b)	15,159	468,262
Orbotech Ltd.(a)	17,555	315,112
SuperCom Ltd.(a)	12,227	148,680
Vishay Precision Group, Inc.(a)	11,634	166,017

		1,098,071

Engineering & Construction (0.43%)
Tutor Perini Corp.(a)(b)	12,554	266,145

Miscellaneous Manufacturing (1.86%)
Carlisle Cos., Inc.(b)	8,367	807,416
Federal Signal Corp.(b)	5,609	88,173
Park-Ohio Holdings Corp.	777	35,998
TriMas Corp.(a)	7,592	213,867

		1,145,454

Semiannual Report | April 30, 2015	45

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

Industrials (continued)
Packaging & Containers (0.16%)
Graphic Packaging Holding Co.(b)	6,738	$95,006

Transportation (3.87%)
Aegean Marine Petroleum Network, Inc.(b)	18,351	278,935
Air Transport Services Group, Inc.(a)(b)	8,604	80,189
Atlas Air Worldwide Holdings, Inc.(a)(b)	6,726	327,825
Dynagas LNG Partners LP(b)	23,535	465,287
Forward Air Corp.(b)	8,837	445,120
Heartland Express, Inc.(b)	22,634	473,503
Navigator Holdings Ltd.(a)	6,908	147,970
Quality Distribution, Inc.(a)(b)	8,484	84,161
Safe Bulkers, Inc.(b)	18,335	65,639
Teekay Tankers Ltd., Class A(b)	2,109	13,287

		2,381,916

Total Industrials		8,038,358

Technology (4.59%)
Computers (3.30%)
Apple, Inc.(b)	2,451	306,743
EPAM Systems, Inc.(a)(b)	3,829	247,774
Icad, Inc.(a)(b)	47,838	436,282
Planar Systems, Inc.(a)(b)	61,958	357,498
Quantum Corp.(a)(b)	112,389	225,902
Sykes Enterprises, Inc.(a)(b)	10,656	266,720
Synaptics, Inc.(a)	1,667	141,228
WidePoint Corp.(a)(b)	34,107	47,750

		2,029,897

Semiconductors (0.99%)
Integrated Device Technology, Inc.(a)(b)	17,093	310,922
Sequans Communications SA, ADR(a)	14,184	28,510
Silicon Motion Technology Corp., ADR	4,863	142,534
Xcerra Corp.(a)(b)	12,757	125,401

		607,367

Software (0.30%)
Acxiom Corp.(a)(b)	4,392	76,684
inContact, Inc.(a)	4,704	48,687

46	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

		Shares	Value

Technology (continued)
Planet Payment, Inc.(a)(b)		29,903	$59,507

			184,878

Total Technology			2,822,142

Utilities (0.09%)
Electric (0.09%)
Atlantic Power Corp.		17,577	57,125

Total Utilities			57,125

TOTAL COMMON STOCKS (Cost $57,818,194)			58,728,798

EXCHANGE TRADED FUNDS (1.23%)
Equity Funds (0.36%)
Market Vectors® Gold Miners ETF(b)		11,091	223,040

Fixed Income Funds (0.87%)
United States Oil Fund LP(a)(b)		25,960	532,440

TOTAL EXCHANGE TRADED FUNDS (Cost $739,641)			755,480

		Shares	Value

Warrants: (0.01%)
EnteroMedics, Inc., Strike Price: $1.90, Expires: 09/28/2016		19,964	2,839

Total Warrants (Cost 26,247)			2,839

	7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (2.53%)
Money Market Fund (2.53%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	1,556,497	1,556,497

TOTAL SHORT TERM INVESTMENTS (Cost $1,556,497)			1,556,497

Semiannual Report | April 30, 2015	47

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	7-Day Yield	Shares	Value

TOTAL INVESTMENTS (99.25%) (Cost $ 60,140,579)			$61,043,614

Other Assets In Excess of Liabilities (0.75%)			462,150

NET ASSETS (100.00%)			$61,505,764

(a)	Non-income producing security.
(b)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $37,437,455.

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN OPTIONS (0.00%)(a)
Written Put Options (0.00%)(a)
Diamond Offshore Drilling, Inc.	05/15/2015	22.00	(113)	(1,074)
Lindsay Corp.	05/15/2015	70.00	(8)	(240)

TOTAL WRITTEN PUT OPTIONS (Premiums received $7,461)				(1,314)

TOTAL WRITTEN OPTIONS (Premiums received $7,461)				$(1,314)

Counterparty: Bank of America Merrill Lynch

Reference Obligation: Whitebox Market Neutral Equity Fund - Basket of Securities (See specific securities below)

Paid by Fund: For long positions, the Fund pays 1 month LIBOR plus 40bps and any negative return on the reference basket of securities. For short positions, the Fund pays any positive return on the reference basket of securities.

Received by Fund: For long positions, the Fund receives any positive return on the reference basket of securities. For short positions, the Fund receives 1 month LIBOR less the stock lending rate and any negative return on the reference basket of securities.

Swap Reset Frequency: Monthly

Termination Date: November 24, 2015

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions
8x8, Inc.	(18,337)	(160,082)	183
Abaxis, Inc.	(1,630)	(104,320)	(2,478)
Advanced Micro Devices, Inc.	(88,438)	(199,870)	7,075
Aeropostale, Inc.	(19,871)	(61,401)	6,359

48	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Affymetrix, Inc.	(8,168)	$(99,078)	$1,062
Agilysys, Inc.	(14,422)	(135,711)	9,663
ALLETE, Inc.	(1,797)	(90,389)	1,528
Altra Industrial Motion Corp.	(12,629)	(333,027)	15,533
AM Castle & Co.	(17,648)	(69,180)	(529)
Amazon.com, Inc.	(519)	(218,904)	8,709
Amsurg Corp.	(4,665)	(292,589)	6,437
AO Smith Corp.	(3,500)	(223,650)	7,595
Apogee Enterprises, Inc.	(4,334)	(228,055)	1,994
Applied Micro Circuits Corp.	(7,213)	(38,734)	(2,525)
Armstrong World Industries, Inc.	(4,054)	(221,916)	11,189
Astoria Financial Corp.	(27,473)	(361,819)	(2,747)
athenahealth, Inc.	(1,389)	(170,375)	4,667
Audience, Inc.	(20,200)	(96,152)	17,170
Autoliv, Inc.	(8,454)	(1,003,659)	23,079
AvalonBay Communities, Inc., REIT	(2,337)	(384,063)	16,849
Bank of the Ozarks, Inc.	(3,805)	(147,482)	1,217
BankFinancial Corp.	(5,681)	(72,717)	–
Black Diamond, Inc.	(10,170)	(91,632)	(204)
BOK Financial Corp.	(1,437)	(93,678)	(3,075)
BorgWarner, Inc.	(6,857)	(405,934)	13,920
Brady Corp., Class A	(7,489)	(199,432)	8,238
Cantel Medical Corp.	(2,309)	(103,420)	5,703
Caterpillar, Inc.	(9,672)	(840,303)	(14,991)
Cepheid	(8,694)	(487,733)	6,782
Charles River Laboratories International, Inc.	(2,651)	(183,343)	20,439
CIRCOR International, Inc.	(1,105)	(60,377)	3,017
Citizens, Inc.	(46,309)	(261,183)	16,208
CLARCOR, Inc.	(2,757)	(179,205)	3,722
Clean Energy Fuels Corp.	(46,800)	(461,916)	(75,348)
Clifton Bancorp, Inc.	(13,503)	(184,316)	3,376
Colfax Corp.	(7,853)	(389,430)	(3,062)
CONMED Corp.	(2,047)	(102,821)	3,295
Conn’s, Inc.	(9,918)	(277,406)	22,316
Consumer Discretionary Select Sector SPDR® Fund	(15,513)	(1,168,284)	22,054
Consumer Staples Select Sector SPDR® Fund	(45,025)	(2,177,859)	24,764
Costco Wholesale Corp.	(2,368)	(338,742)	9,259
Cree, Inc.	(5,703)	(180,671)	3,650
Crimson Wine Group Ltd.	(4,345)	(40,408)	(217)
Deere & Co.	(7,580)	(686,142)	(12,053)
Deltic Timber Corp.	(10,196)	(652,544)	11,623

Semiannual Report | April 30, 2015	49

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Diamond Offshore Drilling, Inc.	(38,650)	$(1,293,615)	$(142,232)
Dunkin’ Brands Group, Inc.	(3,108)	(161,958)	4,320
Eaton Corp. PLC	(3,384)	(232,582)	2,200
Ecolab, Inc.	(2,501)	(280,062)	10,279
Elizabeth Arden, Inc.	(6,843)	(96,281)	3,969
Ellie Mae, Inc.	(3,219)	(177,045)	8,981
Encore Wire Corp.	(4,808)	(216,408)	7,068
Entegris, Inc.	(23,123)	(307,767)	3,700
Equity One, Inc., REIT	(13,931)	(343,121)	15,324
Erie Indemnity Co., Class A	(8,009)	(662,745)	14,416
Essex Property Trust, Inc., REIT	(3,004)	(666,738)	18,264
Federal Realty Investment Trust	(3,073)	(410,768)	20,804
Federal-Mogul Holdings Corp.	(26,050)	(336,045)	6,512
First Financial Bankshares, Inc.	(6,227)	(180,334)	498
Ford Motor Co.	(29,516)	(466,353)	2,951
Fortune Brands Home & Security, Inc.	(12,441)	(554,869)	12,689
Generac Holdings, Inc.	(11,328)	(472,264)	52,336
Gogo, Inc.	(3,253)	(68,768)	2,017
Gorman-Rupp Co.	(12,335)	(334,402)	7,154
HCA Holdings, Inc.	(5,940)	(439,619)	14,078
Health Care Select Sector SPDR® Fund	(21,179)	(1,518,111)	23,155
hhgregg, Inc.	(39,380)	(225,254)	9,451
Hill-Rom Holdings, Inc.	(4,276)	(213,543)	5,516
Himax Technologies, Inc., ADR	(12,489)	(76,433)	499
ICU Medical, Inc.	(1,156)	(97,532)	3,329
IMAX Corp.	(9,524)	(355,817)	2,476
Industrial Select Sector SPDR® Fund	(7,682)	(427,350)	5,147
Insulet Corp.	(7,086)	(211,517)	5,527
Interactive Intelligence Group, Inc.	(3,868)	(170,115)	1,237
iShares® Nasdaq Biotechnology ETF	(4,408)	(1,470,773)	48,011
iShares® Russell 2000® ETF	(82,169)	(9,955,596)	271,979
Ixia	(2,238)	(26,811)	739
j2 Global, Inc.	(1,089)	(75,544)	828
Kirby Corp.	(2,586)	(203,079)	11,869
Krispy Kreme Doughnuts, Inc.	(11,322)	(201,532)	15,058
Lancaster Colony Corp.	(1,703)	(152,691)	6,880
LegacyTexas Financial Group, Inc.	(2,712)	(69,020)	(379)
Lennox International, Inc.	(2,576)	(272,953)	3,349
Lindsay Corp.	(1,463)	(115,855)	(2,253)
lululemon athletica, Inc.	(5,495)	(349,702)	10,605
Luminex Corp.	(15,481)	(240,265)	3,406
Maxwell Technologies, Inc.	(9,381)	(52,534)	6,191

50	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Mercury General Corp.	(2,666)	$(146,470)	$6,212
Meridian Bioscience, Inc.	(5,347)	(94,749)	6,791
Merit Medical Systems, Inc.	(5,366)	(104,154)	6,278
Mohawk Industries, Inc.	(1,130)	(196,055)	5,096
Moog, Inc., Class A	(3,821)	(267,011)	12,992
Neogen Corp.	(13,132)	(584,899)	19,567
Netflix, Inc.	(382)	(212,583)	3,660
NetSuite, Inc.	(2,878)	(275,050)	(13,756)
Novadaq Technologies, Inc.	(11,192)	(120,986)	17,459
NxStage Medical, Inc.	(5,990)	(109,797)	4,312
Oshkosh Corp.	(3,725)	(200,554)	(19,184)
Paylocity Holding Corp.	(5,635)	(158,625)	13,975
Pennsylvania Real Estate Investment Trust	(7,220)	(163,244)	(1,516)
Pentair PLC	(9,959)	(618,952)	3,486
People’s United Financial, Inc.	(11,977)	(180,972)	(359)
PriceSmart, Inc.	(1,540)	(123,908)	4,959
Raven Industries, Inc.	(8,535)	(170,188)	4,780
Regency Centers Corp., REIT	(9,320)	(585,110)	33,645
Repligen Corp.	(3,193)	(94,225)	9,771
ResMed, Inc.	(1,463)	(93,544)	893
Restoration Hardware Holdings, Inc.	(2,105)	(181,388)	11,472
Ritchie Bros Auctioneers, Inc.	(7,502)	(189,726)	(976)
RLI Corp.	(20,333)	(1,009,737)	12,200
Roundy’s, Inc.	(27,260)	(137,390)	8,451
Sears Holdings Corp. (Warrant)	(1,249)	(29,651)	912
Select Medical Holdings Corp.	(11,842)	(172,301)	5,684
Silicon Laboratories, Inc.	(5,152)	(266,204)	206
SPDR® S&P® Retail ETF	(11,650)	(1,126,904)	11,329
SPX Corp.	(3,659)	(281,743)	25,211
STAAR Surgical Co.	(13,087)	(115,820)	5,889
STERIS Corp.	(1,565)	(104,072)	3,788
Sun Hydraulics Corp.	(9,148)	(355,949)	19,942
Superior Industries International, Inc.	(14,771)	(274,741)	8,567
Synageva BioPharma Corp.	(1,875)	(172,425)	19,931
Taubman Centers, Inc., REIT	(2,011)	(144,812)	4,304
The Brink’s Co.	(3,410)	(90,263)	102
The Cooper Cos, Inc.	(562)	(100,075)	1,462
The Spectranetics Corp.	(5,901)	(151,361)	410
The St. Joe Co.	(5,409)	(94,387)	5,896
The Wendy’s Co.	(30,058)	(304,187)	11,422
Thermo Fisher Scientific, Inc.	(2,577)	(323,877)	4,098
Titan International, Inc.	(19,794)	(205,660)	(17,419)

Semiannual Report | April 30, 2015	51

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Tootsie Roll Ind.	(12,212)	$(378,328)	$15,875
Tractor Supply Co.	(4,130)	(355,428)	18,957
Triumph Group, Inc.	(4,312)	(255,443)	1,682
TrustCo Bank Corp.	(13,104)	(87,404)	(131)
Under Armour, Inc., Class A	(995)	(77,162)	3,881
United Natural Foods, Inc.	(2,379)	(160,487)	4,782
United Parcel Service, Inc., Class B	(5,277)	(530,497)	(16,359)
Valeant Pharmaceuticals International, Inc.	(1,026)	(222,570)	(15,297)
Vascular Solutions, Inc.	(3,087)	(98,969)	5,835
Ventas, Inc., REIT	(8,289)	(571,112)	28,348
Violin Memory, Inc.	(25,518)	(87,016)	3,573
Wabash National Corp.	(6,112)	(85,690)	(489)
Wausau Paper Corp.	(16,781)	(156,399)	7,719
WD-40 Co.	(4,656)	(376,950)	14,247
West Pharmaceutical Services, Inc.	(4,004)	(213,333)	10,611
Westamerica Bancorporation	(18,182)	(791,826)	(2,545)
Wheeler Real Estate Investment Trust, Inc.	(5,485)	(12,890)	219
Xoom Corp.	(2,556)	(45,165)	(3,374)
YRC Worldwide, Inc.	(14,462)	(225,607)	14,028
Zillow, Inc., Class A	(1,279)	(124,882)	6,893
Zoe’s Kitchen, Inc.	(4,533)	(138,846)	12,239
Zoetis, Inc.	(2,230)	(99,057)	5,374

Total Short Positions		(53,892,533)	1,077,404

Total Positions		$(53,892,533)	$1,077,404

(a)	Less than (0.005%).

Common Abbreviations:

ADR - American Depository Receipt.

CAD - Canadian Dollar.

ETF - Exchange Traded Fund.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

NV – Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SA – Generally designated corporations in various countries, mostly those employing civil law.

SPDR - Standard and Poor’s Depository Receipt.

52	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Sector Allocation Chart as of April 30, 2015 (% of Net Assets)

(Cash and Cash equivalents not included)

    See Notes to Financial Statements.

Semiannual Report | April 30, 2015	53

Whitebox Tactical Advantage Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Shares	Value

COMMON STOCKS (3.57%)
Consumer, Non-cyclical (0.01%)
Pharmaceuticals (0.01%)
Herbalife Ltd.(a)	60	$2,491

Total Consumer, Non-cyclical		2,491

Financials (3.56%)
Real Estate Investment Trusts (3.56%)
American Capital Agency Corp.(b)	20,055	413,835
American Capital Mortgage Investment Corp.(b)	7,196	126,218
Annaly Capital Management, Inc.	4,118	41,468
New Senior Investment Group, Inc.(b)	10,000	161,600

		743,121

Total Financials		743,121

TOTAL COMMON STOCKS (Cost $796,468)		745,612

CLOSED END FUNDS (0.87%)
Nuveen Municipal Advantage Fund, Inc.(b)	13,200	181,764

TOTAL CLOSED END FUNDS (Cost $183,111)		181,764

	Principal Amount	Value

BANK LOANS (27.92%)(c)
Consumer, Cyclical (16.90%)
Airlines (1.92%)
American Airlines, Inc., 4.25% 10/10/2021	$400,000	402,748

Retail (14.98%)
J.C. Penny Co., Inc., 6.00% 05/22/2018	794,201	795,253
Kate Spade & Co., 4.00% 04/09/2021	795,496	797,684
Rite Aid Corp., 4.88% 06/21/2021	800,000	803,868
Staples, Inc., L+2.75% 04/23/2021(d)	729,000	732,466

		3,129,271

Total Consumer, Cyclical		3,532,019

54	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Principal
	Amount	Value

Consumer, Non Cyclical (3.45%)
Pharaceuticals (3.45%)
Horizon Pharmaceutical Holdings, L+3.50% 04/29/2021(d)	$364,000	$367,072
Valeant Pharmaceuticals, L+3.25% 03/11/2022(d)	350,000	353,003

		720,075

Total Consumer, Non Cyclical		720,075

Industrials (7.57%)
Machinery-Diversified (3.79%)
Zebra Technologies Corp., 4.75% 10/27/2021	781,818	792,404

Transportation (3.78%)
YRC Worldwide, Inc., 8.25% 02/13/2019	794,230	789,020

Total Industrials		1,581,424

TOTAL BANK LOANS (Cost $5,801,127)		5,833,518

CONVERTIBLE CORPORATE BONDS (0.97%)
Consumer, Non-cyclical (0.97%)
Pharmaceuticals (0.97%)
Herbalife Ltd., 2.00% 08/15/2019(b)	250,000	203,439

Total Consumer, Non-cyclical		203,439

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $175,808)		203,439

CORPORATE BONDS (54.32%)
Basic Materials (3.35%)
Forest Products & Paper (2.32%)
Resolute Forest Products, Inc., 5.88% 05/15/2023(b)	500,000	484,375

Iron/Steel (1.03%)
Cliffs Natural Resources, Inc., 8.25% 03/31/2020(e)	219,000	215,715

Total Basic Materials		700,090

Communications (27.48%)
Internet (9.94%)
IAC/InterActiveCorp, 4.75% 12/15/2022(b)	475,000	476,781

Semiannual Report | April 30, 2015	55

Whitebox Tactical Advantage Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Principal
	Amount	Value

Communications (continued)
Netflix, Inc., 5.75% 03/01/2024(b)	$800,000	$850,000
VeriSign, Inc., 5.25% 04/01/2025(e)	725,000	751,245

		2,078,026

Media (8.12%)
DISH DBS Corp., 5.88% 11/15/2024	600,000	589,500
Sirius XM Radio, Inc., 6.00% 07/15/2024(b)(e)	400,000	416,000
Sirius XM Radio, Inc., 5.38% 04/15/2025(e)	200,000	201,500
Time, Inc., 5.75% 04/15/2022(b)(e)	500,000	489,688

		1,696,688

Telecommunications (9.42%)
CenturyLink, Inc., 7.60% 09/15/2039(b)	500,000	502,500
Frontier Communications Corp., 7.13% 01/15/2023(b)	400,000	402,000
Level 3 Communications, Inc., 5.75% 12/01/2022	400,000	409,000
Sprint Corp., 7.88% 09/15/2023(b)	650,000	654,062

		1,967,562

Total Communications		5,742,276

Consumer, Cyclical (3.20%)
Auto Parts & Equipment (3.20%)
Dana Holding Corp., 5.50% 12/15/2024(b)	400,000	413,000
Lear Corp., 4.75% 01/15/2023(b)	250,000	255,000

		668,000

Total Consumer, Cyclical		668,000

Consumer, Non-cyclical (6.24%)
Commercial Services (1.20%)
Sotheby’s, 5.25% 10/01/2022(e)	250,000	250,625

Healthcare-Products (1.79%)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.50% 04/15/2025(e)	365,000	374,125

Pharmaceuticals (3.25%)
Omnicare, Inc., 5.00% 12/01/2024(b)	250,000	273,750
Valeant Pharmaceuticals International, Inc., 5.50% 03/01/2023(e)	400,000	405,000

		678,750

Total Consumer, Non-cyclical		1,303,500

56	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Principal
	Amount	Value

Energy (1.97%)
Oil & Gas (1.97%)
Tesoro Corp., 5.13% 04/01/2024(b)	$400,000	$412,000

Total Energy		412,000

Industrial (3.54%)
Building Materials (3.54%)
Vulcan Materials Co., 4.50% 04/01/2025	725,000	739,500

Total Industrial		739,500

Technology (6.57%)
Computers (2.46%)
Seagate HDD Cayman, 4.75% 01/01/2025(e)	500,000	513,994

Semiconductors (4.11%)
Micron Technology, Inc., 5.63% 01/15/2026(e)	364,000	362,180
Micron Technology, Inc., 5.50% 02/01/2025(b)(e)	271,000	270,323
Micron Technology, Inc., 5.25% 08/01/2023(e)	225,000	226,350

		858,853

Total Technology		1,372,847

Utilities (1.97%)
Electric (1.97%)
NRG Energy, Inc., 6.25% 05/01/2024(b)	400,000	411,000

Total Utilities		411,000

TOTAL CORPORATE BONDS (Cost $11,235,596)		11,349,213

MORTGAGE BACKED SECURITIES (19.00%)
Asset Backed Securities (10.87%)
Home Equity ABS (5.50%)
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-HE5, 0.36% 03/25/2037(f)	$789,005	445,079
Series 2006-HE7, 0.34% 09/25/2036(f)	367,404	221,260
Series 2007-NC2, 0.33% 02/25/2037(f)	124,388	75,581
Series 2007-NC2, 0.29% 02/25/2037(f)	150,801	91,247
Series 2006-HE7, 0.28% 09/25/2036(f)	124,121	73,934
NovaStar Mortgage Funding Trust

Semiannual Report | April 30, 2015	57

Whitebox Tactical Advantage Fund	Schedule of Investments
April 30, 2015 (Unaudited)

	Principal
	Amount	Value

Asset Backed Securities (continued)
Series 2006-4, 0.33% 09/25/2036(f)	$404,774	$240,470

		1,147,571

Other ABS (5.37%)
Argent Securities Trust
Series 2006-W4, 0.29% 05/25/2036(f)	537,075	196,854
First Franklin Mortgage Loan Trust
Series 2006-FF16, 0.31% 12/25/2036(f)	252,626	158,689
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-3, 0.36% 06/25/2037(f)	99,202	68,571
Ownit Mortgage Loan Trust
Series 2006-6, 0.34% 09/25/2037(f)	700,035	424,751
Specialty Underwriting & Residential Finance Trust
Series 2007-BC2, 0.45% 04/25/2037(f)	344,615	198,153
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC2, 0.33% 09/25/2036(f)	88,267	75,344

		1,122,362

Total Asset Backed Securities		2,269,933

Mortgage Securities (8.13%)
WL Collateral CMO (8.13%)
Adjustable Rate Mortgage Trust
Series 2005-1, 2.96% 05/25/2035(f)	118,967	111,747
Alternative Loan Trust
Series 2006-OA2, 0.39% 05/20/2046(f)	196,177	140,055
American Home Mortgage Assets Trust
Series 2006-2, 1.10% 09/25/2046(f)	355,396	255,121
Series 2007-1, 0.84% 02/25/2047(f)	48,374	30,718
American Home Mortgage Investment Trust
Series 2006-2, 6.20% 06/25/2036(f),(g)	477,001	253,935
CHL Mortgage Pass-Through Trust
Series 2006-3, 0.43% 02/25/2036(f)	129,286	109,300
DSLA Mortgage Loan Trust
Series 2004-AR2, 1.00% 11/19/2044(f)	182,955	158,883
GMACM Mortgage Loan Trust
Series 2005-AR6, 2.74% 11/19/2035(f)	269,673	243,499
HarborView Mortgage Loan Trust
Series 2004-11, 0.82% 01/19/2035(f)	120,801	107,072
Series 2006-BU1, 0.37% 02/19/2046(f)	106,813	92,753
RALI Series Trust
Series 2006-QO6, 0.35% 06/25/2046(f)	281,593	126,695
WaMu Mortgage Pass-Through Certificates Trust

58	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Schedule of Investments
April 30, 2015 (Unaudited)

		Principal
		Amount	Value

Mortgage Securities (continued)
Series 2006-AR9, 1.14% 08/25/2046(f)		$81,149	$68,585

			1,698,363

Total Mortgage Securities			1,698,363

TOTAL MORTGAGE BACKED SECURITIES (Cost $3,897,304)			3,968,296

	7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (1.09%)
Money Market Fund (1.09%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	227,396	227,396

TOTAL SHORT TERM INVESTMENTS (Cost $227,396)			227,396

TOTAL INVESTMENTS (107.74%) (Cost $22,316,810)			22,509,238

Liabilities in Excess of Other Assets (-7.74%)			(1,616,863)

NET ASSETS (100.00%)			$20,892,375

(a)	Non-income producing security.
(b)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $5,970,992.

(c)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Interest rate disclosed is that which is in effect as of April 30, 2015.

(d)

All or a portion of this position has not settled as of April 30, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

Semiannual Report | April 30, 2015	59

Whitebox Tactical Advantage Fund	Schedule of Investments
April 30, 2015 (Unaudited)

(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2015, the market value of securities restricted under Rule 144A was $4,476,745, representing 21.43% of the Fund’s net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

(f)	Floating or variable rate security. Interest rate disclosed is that which is in effect at April 30, 2015.
(g)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at April 30, 2015.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

EXCHANGE TRADED FUNDS (-12.18%)
Debt Funds (-12.18%)	(20,200)	$(2,544,190)

iShares® 20+ Year Treasury Bond ETF

TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,450,432)		(2,544,190)

TOTAL SECURITIES SOLD SHORT (Proceeds $2,450,432)		$(2,544,190)

TOTAL RETURN SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Appreciation

Bank of America Merrill Lynch	Herbalife Ltd.	$2,030	0.1813%	8/04/2019	$3,695

					$3,695

Common Abbreviations:

ABS - Asset-Backed Security.

CMO - Collateralized Mortgage Obligation.

ETF - Exchange Traded Fund.

Ltd. - Limited.

SA - Generally designated corporations in various countries, mostly those employing civil law.

60	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Schedule of Investments
April 30, 2015 (Unaudited)

Sector Allocation Chart as of April 30, 2015 (% of Net Assets)

(Cash and Cash equivalents not included)

   See Notes to Financial Statements.

Semiannual Report | April 30, 2015	61

Whitebox Mutual Funds	Statements of Assets and Liabilities
April 30, 2015 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
ASSETS:
Investments, at value (cost $874,017,420, $60,140,579 and $22,316,810)	$876,966,982	$61,043,614	$22,509,238
Foreign currency, at value (cost $33,110,330, $– and $–)	28,258,584	–	–
Deposit with broker for securities sold short, written options and total return swap contracts	–	196,698	2,312,761
Unrealized appreciation on total return swap contracts	15,474,109	1,077,404	3,695
Receivable for total return swap contract payments	3,001	39,878	–
Receivable for investments sold	8,479,717	1,489,356	–
Receivable for shares sold	600,000	45,285	–
Interest receivable	3,207,113	–	163,911
Receivable due from adviser	–	–	5,713
Receivable due from trustees	6,365	6,365	6,472
Dividends receivable	293,337	11,951	4,058
Prepaid assets	79,952	24,322	27,176

Total Assets	933,369,160	63,934,873	25,033,024

LIABILITIES:
Securities sold short (proceeds $48,548,938, $– and $2,450,432)	47,638,116	–	2,544,190
Written options, at value (premiums received $3,096,534, $7,461 and $–)	2,927,285	1,314	–
Payable due to broker for securities sold short, written options and total return swap contracts	59,494,963	–	–
Payable for interest on short sales	368,254	–	–
Unrealized depreciation on total return swap contracts	144,780	–	–

See Notes to Financial Statements.
62	www.whiteboxmutualfunds.com

Whitebox Mutual Fund	Statements of Assets and Liabilities (continued)
April 30, 2015 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
Payable for investments purchased	6,173,092	2,208,665	1,551,402
Payable for shares redeemed	1,222,239	115,671	16,369
Payable due to investment adviser	695,230	79,318	–
Payable for distribution and service fees	24,609	3,266	220
Payable for chief compliance officer fee	2,078	2,064	2,165
Accrued expenses and other liabilities	158,055	18,811	26,303

Total Liabilities	118,848,701	2,429,109	4,140,649

NET ASSETS	$814,520,459	$61,505,764	$20,892,375

See Notes to Financial Statements.
Semiannual Report | April 30, 2015	63

Whitebox Mutual Funds	Statements of Assets and Liabilities (continued)
April 30, 2015 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
NET ASSETS CONSIST OF:
Paid-in capital	$874,936,801	$63,577,746	$20,726,884
Accumulated net investment income/(loss)	4,998,166	(409,286)	(22,972)
Accumulated net realized gain/(loss) on investments, securities sold short, written options and total return swaps contracts	(79,929,895)	(3,649,282)	86,098
Net unrealized appreciation on investments, securities sold short, written options and total return swap contracts	14,515,387	1,986,586	102,365

NET ASSETS	$814,520,459	$61,505,764	$20,892,375

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.01	$10.34	$9.94
Net Assets	$692,315,058	$45,519,253	$19,816,904
Shares of beneficial interest outstanding	57,668,500	4,402,804	1,992,703
Investor Class:
Net Asset Value, offering and redemption price per share	$11.87	$10.27	$9.95
Net Assets	$122,205,401	$15,986,511	$1,075,471
Shares of beneficial interest outstanding	10,294,816	1,557,225	108,106

See Notes to Financial Statements.
64	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Operations
For the Six Months Ended April 30, 2015 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
INVESTMENT INCOME:
Interest	$5,949,187	$–	$461,679
Dividends	6,082,461	386,178	56,809
Foreign taxes withheld	(1,021)	(4,912)	(26,344)

Total Investment Income	12,030,627	381,266	492,144

EXPENSES:
Investment advisory fee	4,602,595	459,092	80,117
Administration fee	181,296	23,389	6,403
Distribution and service fees Investor Class	166,886	19,383	1,115
Custodian fee	30,934	10,005	2,139
Legal and audit fees	240,868	35,511	10,900
Transfer agent fee	59,885	25,215	13,145
Trustees’ fees and expenses	12,385	12,385	12,278
State registration fees	41,926	23,592	11,835
Chief compliance officer fee	6,523	6,508	6,610
Dividend expense on securities sold short	403,226	704	26,344
Interest expense on securities sold short	445,481	–	–
Interest expense	523,699	250,160	9,572
Offering cost expense	–	–	61,879
Recoupment of previously waived fees
Investor Class	138,103	–	–
Institutional Class	–	–	–
Other expenses	80,789	10,413	4,200

Total expenses	6,934,596	876,357	246,537

Less fees waived/reimbursed by investment adviser
Investor Class	–	(22,222)	(5,168)
Institutional Class	–	(63,583)	(93,741)

Total Net Expenses	6,934,596	790,552	147,628

NET INVESTMENT INCOME/(LOSS):	5,096,031	(409,286)	344,516

See Notes to Financial Statements.
Semiannual Report | April 30, 2015	65

Whitebox Mutual Funds	Statements of Operations (continued)
For the Six Months Ended April 30, 2015 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
Net realized gain on investments	$40,703,912	$3,500,993	$92,135
Net realized gain/(loss) on securities sold short	(7,655,666)	(47,729)	19,212
Net realized gain on written options	17,373,715	89,257	–
Net realized loss on total return swap contracts	(82,847,902)	(4,579,845)	(25,241)
Net realized gain/(loss) on foreign currency transactions	(1,585,041)	30,405	–
Net change in unrealized appreciation/(depreciation) on investments	(3,240,869)	1,368,316	177,324
Net change in unrealized appreciation/(depreciation) on securities sold short	7,006,685	–	(32,860)
Net change in unrealized depreciation on written options	(6,074,003)	(35,603)	–
Net change in unrealized appreciation on total return swap contracts	25,813,749	2,233,023	3,695
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(3,225,127)	269	–

Net realized and unrealized gain/(loss) on investments, securities sold short, written options, total return swap contracts and foreign currency transactions	(13,730,547)	2,559,086	234,265

Net increase/(decrease) in net assets resulting from operations	$(8,634,516)	$2,149,800	$578,781

See Notes to Financial Statements.
66	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Statements of Changes in Net Assets

	Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
OPERATIONS:
Net investment income/(loss)	$5,096,031	$(4,469,267)
Net realized loss on investments, securities sold short, written options, total return swaps, and foreign currency transactions	(34,010,982)	(15,893,591)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options and total return swap contracts	20,280,435	(10,448,164)

Net (decrease) in net assets resulting from operations	(8,634,516)	(30,811,022)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor Class	(3,510,801)	(549,884)
Advisor Class	–	(1,291,400)
Institutional Class	(21,120,840)	(7,763,619)

Total distributions	(24,631,641)	(9,604,903)

See Notes to Financial Statements.
Semiannual Report | April 30, 2015	67

Whitebox Tactical Opportunities Fund	Statements of Changes in Net Assets (continued)

	Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	17,746,193	185,127,053
Dividends reinvested	3,427,892	546,874
Shares redeemed, net of redemption fees	(40,924,660)	(54,370,604)

Net increase/(decrease) from share transactions	(19,750,575)	131,303,323

Advisor Class(a)
Shares sold	–	40,012,480
Dividends reinvested	–	1,251,344
Shares redeemed, net of redemption fees	–	(88,863,411)

Net decrease from share transactions	–	(47,599,587)

Institutional Class
Shares sold	189,051,660	819,906,217
Dividends reinvested	14,898,931	7,286,898
Shares redeemed, net of redemption fees	(416,218,694)	(118,386,234)

Net increase/(decrease) from share transactions	(212,268,103)	708,806,881

Net increase/(decrease) in net assets	(265,284,835)	752,094,692

NET ASSETS:
Beginning of period	1,079,805,294	327,710,602

End of period (including accumulated net investment income/(loss) of $4,998,166 and $(97,865))	$814,520,459	$1,079,805,294

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.
68	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Statements of Changes in Net Assets

	Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
OPERATIONS:
Net investment (loss)	$(409,286)	$(1,546,401)
Net realized gain/(loss) on investments, securities sold short, written options, total return swaps, and foreign currency transactions	(1,006,919)	4,019,645
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options and total return swap contracts	3,566,005	(2,642,595)

Net increase/(decrease) in net assets resulting from operations	2,149,800	(169,351)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor Class	(1,081,939)	(25,511)
Advisor Class	–	(183,015)
Institutional Class	(2,752,745)	(609,794)

Total distributions	(3,834,684)	(818,320)

See Notes to Financial Statements.
Semiannual Report | April 30, 2015	69

Whitebox Market Neutral Equity Fund	Statements of Changes in Net Assets (continued)

	Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	4,193,855	33,918,442
Dividends reinvested	918,789	25,440
Shares redeemed, net of redemption fees	(6,833,508)	(16,426,700)

Net increase/(decrease) from share transactions	(1,720,864)	17,517,182

Advisor Class(a)
Shares sold	–	11,388,152
Dividends reinvested	–	166,579
Shares redeemed, net of redemption fees	–	(17,690,822)

Net decrease from share transactions	–	(6,136,091)

Institutional Class
Shares sold	16,077,976	67,145,102
Dividends reinvested	2,494,840	547,186
Shares redeemed, net of redemption fees	(36,792,337)	(24,320,431)

Net increase/(decrease) from share transactions	(18,219,521)	43,371,857

Net increase/(decrease) in net assets	(21,625,269)	53,765,277

NET ASSETS:
Beginning of period	83,131,033	29,365,756

End of period (including accumulated net investment loss of $(409,286) and $0)	$61,505,764	$83,131,033

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.
70	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Statements of Changes in Net Assets

		For the Period
		May 1, 2014
	Six Months Ended	(commencement)
	April 30, 2015	to
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$344,516	$195,683
Net realized gain on investments and securities sold short	86,106	32,888
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	148,159	(45,794)

Net increase in net assets resulting from operations	578,781	182,777

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(20,141)	(12,928)
Institutional Class	(370,240)	(187,266)
From net realized gains on investments
Investor Class	(2,446)	–
Institutional Class	(30,450)	–

Total distributions	(423,277)	(200,194)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	572,393	1,536,880
Dividends reinvested	22,141	12,879
Shares redeemed, net of redemption fees	(191,516)	(868,735)

Net increase from share transactions	403,018	681,024

Institutional Class
Shares sold	9,451,170	12,164,012
Dividends reinvested	400,690	187,267
Shares redeemed, net of redemption fees	(1,928,315)	(604,578)

Net increase from share transactions	7,923,545	11,746,700

Net increase in net assets	8,482,067	12,410,308

NET ASSETS:
Beginning of period	12,410,308	–

End of period (including accumulated net investment income/(loss) of $(22,972) and $22,893)	$20,892,375	$12,410,308

See Notes to Financial Statements.
Semiannual Report | April 30, 2015	71

Whitebox Tactical Opportunities Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented

					For the Period
	Six Months				December 1, 2011
	Ended		For the Year	For the Year	(Commencement)
	April 30, 2015		Ended	Ended	to
	(Unaudited)		October 31, 2014	October 31, 2013	October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.27		$12.77	$11.43	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.04		(0.11)	(0.18)	(0.03)
Net realized and unrealized gain/(loss) on investments	(0.14)		(0.07)	1.72	1.46

Total from Investment Operations	(0.10)		(0.18)	1.54	1.43

LESS DISTRIBUTIONS:
From investment income	–		–	(0.02)	–
From net realized gains	(0.30)		(0.32)	(0.18)	–

Total Distributions	(0.30)		(0.32)	(0.20)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(b)	–	0.00(b)	0.00(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.40)		(0.50)	1.34	1.43

NET ASSET VALUE, END OF PERIOD	$11.87		$12.27	$12.77	$11.43

TOTAL RETURN	(0.85)%	(c)	(1.50)%	13.67%	14.30%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$122,205		$146,994	$20,394	$4,031
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	1.90%	(e)	2.60%	3.05%	10.16%(e)
Expenses including fee waivers and reimbursements(d)	1.90%	(e)	2.60%	2.72%	1.92%(e)
Net investment income/(loss)	0.71%	(e)	(0.88)%	(1.45)%	(0.34)%(e)

PORTFOLIO TURNOVER RATE	49%(c)		154%	163%	74%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.

See Notes to Financial Statements.
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Whitebox Tactical Opportunities Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented

(d)

Dividend expense on securities sold short and interest expense totaled 0.30% of the average net assets for the six months ended April 30, 2015, 1.00% of the average net assets for the year ended October 31, 2014, 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.

(e)	Annualized.

See Notes to Financial Statements.
Semiannual Report | April 30, 2015	73

Whitebox Tactical Opportunities Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented

					For the Period
	Six Months				December 1, 2011
	Ended		For the Year	For the Year	(Commencement)
	April 30, 2015		Ended	Ended	to
	(Unaudited)		October 31, 2014	October 31, 2013	October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.37		$12.84	$11.46	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.07		(0.07)	(0.16)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.13)		(0.08)	1.74	1.48

Total from Investment Operations	(0.06)		(0.15)	1.58	1.46

LESS DISTRIBUTIONS:
From investment income	–		–	(0.02)	–
From net realized gains	(0.30)		(0.32)	(0.18)	–

Total Distributions	(0.30)		(0.32)	(0.20)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(b)	0.00(b)	0.00(b)	0.00(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.36)		(0.47)	1.38	1.46

NET ASSET VALUE, END OF PERIOD	$12.01		$12.37	$12.84	$11.46

TOTAL RETURN	(0.51)%	(c)	(1.25)%	14.01%	14.60%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$692,315		$932,811	$258,886	$5,453
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	1.44%	(e)	2.25%	2.70%	9.44%(e)
Expenses including fee waivers and reimbursements(d)	1.44%	(e)	2.25%	2.47%	1.67%(e)
Net investment income/(loss)	1.17%	(e)	(0.51)%	(1.34)%	(0.17)%(e)

PORTFOLIO TURNOVER RATE	49%	(c)	154%	163%	74%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.

See Notes to Financial Statements.
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Whitebox Tactical Opportunities Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented

(d)

Dividend expense on securities sold short and interest expense totaled 0.30% of the average net assets for the six months ended April 30, 2015, 1.00% of the average net assets for the year ended October 31, 2014, 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.

(e)	Annualized.

See Notes to Financial Statements.
Semiannual Report | April 30, 2015	75

Whitebox Market Neutral Equity Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented

	Six Months Ended		For the Year	For the Year
	April 30, 2015		Ended October 31,	Ended October 31,
	(Unaudited)		2014	2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.66		$10.62	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.08)		(0.24)	(0.11)
Net realized and unrealized gain on investments	0.50		0.50	0.73

Total from Investment Operations	0.42		0.26	0.62

LESS DISTRIBUTIONS:
From net realized gains	(0.81)		(0.22)	–

Total Distributions	(0.81)		(0.22)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.39)		0.04	0.62

NET ASSET VALUE, END OF PERIOD	$10.27		$10.66	$10.62

TOTAL RETURN	4.26	%(d)	2.44%	6.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$15,987		$18,207	$1,211
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(e)	3.06	%(f)	3.28%	4.04%
Expenses including fee waivers and reimbursements(e)	2.77	%(f)	3.00%	2.03%
Net investment loss	(1.53)	%(f)	(2.24)%	(1.12)%

PORTFOLIO TURNOVER RATE	136	%(d)	298%	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)

Dividend expense on securities sold short and interest expense totaled 0.82% for the six months ended April 30, 2015, 1.05% of the average net assets for the year ended October 31, 2014 and 0.08% (annualized) of the average net assets for the year ended October 31, 2013.

(f)	Annualized.

See Notes to Financial Statements.
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Whitebox Market Neutral Equity Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented

	Six Months Ended		For the Year	For the Year
	April 30, 2015		Ended October 31,	Ended October 31,
	(Unaudited)		2014	2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.72		$10.64	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.07)		(0.21)	(0.06)
Net realized and unrealized gain on investments	0.50		0.51	0.70

Total from Investment Operations	0.43		0.30	0.64

LESS DISTRIBUTIONS:
From net realized gains	(0.81)		(0.22)	–

Total Distributions	(0.81)		(0.22)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	–		0.00 (c)	0.00(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.38)		0.08	0.64

NET ASSET VALUE, END OF PERIOD	$10.34		$10.72	$10.64

TOTAL RETURN	4.34	%(d)	2.82%	6.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$45,519		$64,924	$22,253
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(e)	2.80	%(f)	3.06%	3.82%
Expenses including fee waivers and reimbursements(e)	2.52	%(f)	2.75%	1.78%
Net investment loss	(1.27)	%(f)	(1.92)%	(0.56)%

PORTFOLIO TURNOVER RATE	136	%(d)	298%	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)

Dividend expense on securities sold short and interest expense totaled 0.82% for the six months ended April 30, 2015, 1.05% of the average net assets for the year ended October 31, 2014 and 0.08% (annualized) of the average net assets for the year ended October 31, 2013.

(f)	Annualized.

See Notes to Financial Statements.
Semiannual Report | April 30, 2015	77

Whitebox Tactical Advantage Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented

			For the Period
	Six Months Ended		May 1, 2014
	April 30, 2015		(commencement) to
	(Unaudited)		October 31, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$9.97		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.18		0.18
Net realized and unrealized gain/(loss) on investments	0.04		(0.05)

Total from Investment Operations	0.22		0.13

LESS DISTRIBUTIONS:
From investment income	(0.21)		(0.16)
From net realized gains	(0.03)		–

Total Distributions	(0.24)		(0.16)

NET DECREASE IN NET ASSET VALUE	(0.02)		(0.03)

NET ASSET VALUE, END OF PERIOD	$9.95		$9.97

TOTAL RETURN	2.19	%(b)	1.35%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,075		$669
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(c)	3.09	%(d)	3.82%(d)
Expenses including fee waivers and reimbursements(c)	1.93	%(d)	1.93%(d)
Net investment income	3.76	%(d)	3.60%(d)

PORTFOLIO TURNOVER RATE	47	%(b)	63%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)

Dividend expense on securities sold short and interest expense totaled 0.41% of the average net assets for the for the six months ended April 30, 2015 and 0.41% (annualized) of the average net assets for the period ended October 31, 2014.

(d)	Annualized.

See Notes to Financial Statements.
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Whitebox Tactical Advantage Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented

			For the Period
	Six Months Ended		May 1, 2014
	April 30, 2015		(commencement) to
	(Unaudited)		October 31, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$9.97		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.19		0.18
Net realized and unrealized gain/(loss) on investments	0.03		(0.03)

Total from Investment Operations	0.22		0.15

LESS DISTRIBUTIONS:
From investment income	(0.22)		(0.18)
From net realized gains	(0.03)		–

Total Distributions	(0.25)		(0.18)

NET DECREASE IN NET ASSET VALUE	(0.03)		(0.03)

NET ASSET VALUE, END OF PERIOD	$9.94		$9.97

TOTAL RETURN	2.24	%(b)	1.51%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$19,817		$11,741
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(c)	2.82	%(d)	3.64%(d)
Expenses including fee waivers and reimbursements(c)	1.68	%(d)	1.68%(d)
Net investment income	3.97	%(d)	3.59%(d)

PORTFOLIO TURNOVER RATE	47	%(b)	63%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)

Dividend expense on securities sold short and interest expense totaled 0.41% of the average net assets for the for the six months ended April 30, 2015 and 0.41% (annualized) of the average net assets for the period ended October 31, 2014.

(d)	Annualized.

See Notes to Financial Statements.
Semiannual Report | April 30, 2015	79

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

1. ORGANIZATION

Whitebox Mutual Funds (the “Trust”) was organized as a Delaware statutory trust on June 2, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently offers shares of beneficial interest of Whitebox Tactical Opportunities Fund, Whitebox Market Neutral Equity Fund (formerly known as Whitebox Long Short Equity Fund prior to January 31, 2014) and Whitebox Tactical Advantage Fund (formerly known as Whitebox Tactical Income Fund prior to August 22, 2014) (each, a “Fund” and together, the “Funds”). Whitebox Tactical Opportunities Fund commenced operations on December 1, 2011, Whitebox Market Neutral Equity Fund commenced operations on November 1, 2012 and Whitebox Tactical Advantage Fund commenced operations on May 1, 2014. The investment objective of Whitebox Tactical Opportunities Fund is to provide investors with a combination of capital appreciation and income that is consistent with prudent investment management. The investment objective of Whitebox Market Neutral Equity Fund is to provide investors with a positive return regardless of the direction of the U.S. equity markets generally. The investment objective of Whitebox Tactical Advantage Fund is to produce a high level of total return, comprised of current income and capital appreciation, while maintaining low portfolio volatility. The Funds are classified as non-diversified as defined in the 1940 Act.

Prior to January 31, 2014, Whitebox Tactical Opportunities Fund and Whitebox Market Neutral Equity Fund were authorized to issue shares in three share classes: Investor Shares (offered generally and subject to a front-end sales charge for investments of up to $1 million and a contingent deferred sales charge for investments of $1 million or more), Advisor Shares (offered without a front-end or contingent deferred sales charge only to clients of registered investment advisors and participants in certain employee benefit plans) and Institutional Shares (offered without a front-end or contingent deferred sales charge to institutions and individuals investing at least $5 million). Effective, January 31, 2014, Advisor Shares are no longer being offered, and as of that date, the outstanding Advisor Shares were converted into Investor Shares. As a result, each outstanding Advisor Share received Investor Shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Advisor Shares so reclassified. Additionally, the Investor Shares no longer have a front-end sales charge for investments of up to $1 million nor a contingent deferred sales charge for investments of $1 million or more. The Whitebox Tactical Advantage Fund is authorized to issue shares in two share classes: Investor Shares (offered generally and without front-end or contingent deferred sales charge) and Institutional Shares (offered without a front-end or contingent deferred sales charge to institutions and individuals investing at least $5 million). All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP.

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the financial statements during the reporting period. Management believes these estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

(a)

Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (the “NYSE”) or using methods determined by Whitebox Advisors LLC (the “Adviser”) pursuant to procedures established under the general supervision and responsibility of the Board of Trustees (the “Board”). The Fund may, at its discretion, use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. These foreign equity securities are generally categorized as Level 2 in the hierarchy when they are fair valued, but are otherwise categorized as Level 1. Bank loans and debt securities having maturities greater than 60 days are valued at the evaluated mean. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Adviser. The Board may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Adviser and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)

The net asset value (the “NAV”) is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open. The offering price and redemption price per share is equal to the net asset value per share, except prior to January 31, 2014, shares of the Funds were subject to a redemption fee of 2% if redeemed within 60 days of purchase. Effective January 31, 2014, redemption fees were eliminated for all share classes.

(c)

The Funds policy is to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and each Fund intends to distribute substantially all of its taxable income, as well as net realized gains from the sale of investment securities to shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

As of and during the period ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Minnesota.

Semiannual Report | April 30, 2015	81

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

(d)

For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Expenses that are specific to a class of shares are charged directly to that share class. Common expenses are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

(e)

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of April 30, 2015, the Whitebox Tactical Opportunities Fund and Whitebox Tactical Advantage Fund held restricted securities with total market values of $76,574,908 and $4,476,745, respectively, which represented 9.40% and 21.43% of each Fund’s net assets, respectively. As of April 30, 2015, the Whitebox Market Neutral Equity Fund did not hold any restricted securities.

(f)

The Funds may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

(g)

The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Funds purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Funds may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 -

Quoted prices from markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3 -

Significant unobservable prices or inputs (including the Board’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semiannual Report | April 30, 2015	83

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2015:

Whitebox Tactical Opportunities

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable
Assets	Quoted Prices	Inputs	Inputs	Total

Investments in Securities, at Value
Common Stocks(a)	$388,348,180	$–	$–	$388,348,180
Closed End Funds	12,377,716	–	–	12,377,716
Exchange Traded
Funds	88,149,177	–	–	88,149,177
Bank Loans	–	19,340,721	–	19,340,721
Convertible
Corporate
Bonds	–	18,675,010	–	18,675,010
Corporate Bonds	–	156,823,502	–	156,823,502
Purchased Options	4,309,164	–	–	4,309,164
Rights	3,356,540	–	–	3,356,540
Short Term Investments	185,586,972	–	–	185,586,972
Other Financial Instruments
Total Return Swap Contracts	–	15,474,109	–	15,474,109

Total	$682,127,749	$210,313,342	$–	$892,441,091

Liabilities

Securities Sold Short
Common Stocks(a)	$(16,719,368)	$–	$–	$(16,719,368)
Government Bonds	–	(30,916,683)	–	(30,916,683)
Warrants	(2,065)	–	–	(2,065)
Other Financial Instruments
Written Options	(2,927,285)	–	–	(2,927,285)
Total Return Swap Contracts	–	(144,780)	–	(144,780)

Total	$(19,648,718)	$(31,061,463)	$–	$(50,710,181)

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

Whitebox Market Neutral Equity

		Level 2 -
		Other	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Assets	Quoted Prices	Inputs	Inputs	Total

Investments in Securities, at Value
Common Stocks(a)	$58,728,798	$–	$–	$58,728,798
Exchange Traded Funds	755,480	–	–	755,480
Warrants	–	2,839	–	2,839
Short Term Investments	1,556,497	–	–	1,556,497
Other Financial Instruments
Total Return Swap Contracts	–	1,077,404	–	1,077,404

Total	$61,040,775	$1,080,243	$–	$62,121,018

Liabilities

Other Financial Instruments
Written Options	$(1,314)	$–	$–	$(1,314)

Total	$(1,314)	$–	$–	$(1,314)

Semiannual Report | April 30, 2015	85

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

Whitebox Tactical Advantage

		Level 2 -
		Other	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Assets	Quoted Prices	Inputs	Inputs	Total

Investments in Securities, at Value
Common Stocks(a)	$745,612	$–	$–	$745,612
Closed End Funds	181,764	–	–	181,764
Bank Loans	–	5,833,518	–	5,833,518
Convertible Corporate Bonds	–	203,439	–	203,439
Corporate Bonds	–	11,349,213	–	11,349,213
Mortgage Backed Securities	–	3,968,296	–	3,968,296
Short Term Investments	227,396	–	–	227,396
Other Financial Instruments
Total Return Swap Contracts	–	3,695	–	3,695

Total	$1,154,772	$21,358,161	$–	$22,512,933

Liabilities

Securities Sold Short
Exchange Traded Funds	$(2,544,190)	$–	$–	$(2,544,190)

Total	$(2,544,190)	$–	$–	$(2,544,190)

(a)	For detailed descriptions of industries, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels at the end of the reporting period. During the period ended April 30, 2015, Whitebox Tactical Opportunities Fund and Whitebox Market Neutral Equity Fund transferred Common Stocks with a market value of $1,070,880 and $95,985, respectively, from a Level 2 to a Level 1 security due to the availability of a quoted price in an active market. There we no transfers between Level 1 and Level 2 in Whitebox Tactical Advantage Fund during the period ended April 30, 2015. For the period ended April 30, 2015, the Funds did not have unobservable inputs (Level 3) used in determining fair value.

4. DERIVATIVE INSTRUMENTS

The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and total return swaps (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty.

Market Risk Factors: In pursuit of its investment objectives, each Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase market value exposure relative to net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Semiannual Report | April 30, 2015	87

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

Purchased and Written Options: Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. The Funds could experience losses if the prices of options positions move in a direction different than anticipated, or if the Funds were unable to close out positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Funds if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Written option activity for the period ended April 30, 2015, was as follows:

Whitebox Tactical Opportunities

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, October 31, 2014	21,293	$3,451,920	53,809	$10,080,165
Positions opened	69,931	9,842,902	62,626	10,174,131
Exercised	(11,059)	(2,035,926)	(16,546)	(2,711,852)
Expired	(41,704)	(3,404,350)	(67,442)	(12,021,464)
Closed	(28,010)	(6,694,685)	(15,653)	(3,584,309)

Outstanding, April, 2015	10,451	$1,159,861	16,794	$1,936,673

Market Value, April, 2015		$(1,276,927)		$(1,650,358)

	Written Currency Call Options		Written Currency Put Options
	Notional	Premiums	Notional	Premiums

Outstanding, October 31, 2014	–	$–	$ –	$–
Positions opened	–	–	23,000,000	275,137
Closed	–	–	(23,000,000)	(275,137)

Outstanding, April 30, 2015	–	$–	$ –	$–

Market Value, April 30, 2015		$–	$ –	$–

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

Whitebox Market Neutral Equity

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, October 31, 2014	513	$41,894	530	$53,407
Positions opened	426	37,887	359	24,405
Exercised	(275)	(24,211)	(58)	(4,522)
Expired	(449)	(31,910)	(645)	(58,851)
Closed	(215)	(23,660)	(65)	(6,978)

Outstanding, April 30, 2015	–	$–	121	$7,461

Market Value, April 30, 2015		$–		$(1,314)

Swap Agreements: The Funds may enter into swap agreements for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in the asset that yielded the desired return. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). All outstanding swap agreements are reported in each Fund’s schedule of investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Total Return Swaps: Certain Funds may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

Semiannual Report | April 30, 2015	89

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by each Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost each Fund initially to make an equivalent direct investment, plus or minus any amount each Fund is obligated to pay or is to receive under the total return swap agreement.

Warrants and Rights: The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, and in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Use of Segregated and Other Special Accounts: Use of many derivatives by the Funds will require, among other things, that each Fund designates liquid assets to cover its obligations under the derivative to the extent a Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation (determined each business day) must be designated.

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

The effect of derivative instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives Not	Statement of		Statement of Assets
Accounted for as	Assets and		and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Investments, at value	$4,309,164	N/A	N/A
Equity Contracts (Rights)	Investments, at value	3,356,540	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$ 2,927,285
Equity Contracts (Warrants)	N/A	N/A	Securities sold short	2,065
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	15,284,541	Unrealized depreciation on total return swap contracts	3,872
Currency Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	189,568	Unrealized depreciation on total return swap contracts	140,908

		$23,139,813		$3,074,130

Whitebox Market Neutral Equity
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$1,314
Equity Contracts (Warrants)	Investments, at value	$2,839	N/A	N/A
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	1,077,404	N/A	N/A

		$1,080,243		$1,314

Semiannual Report | April 30, 2015	91

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

The effect of derivatives instruments on the Statements of Operations for the period ended April 30, 2015:

			Change in
		Realized	Unrealized
		Gain/(Loss)	Gain/(Loss) on
Derivatives Not	Location of Gain/(Loss) on	on Derivatives	Derivatives
Accounted for as	Derivatives Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	$(1,569,572)	$551,208
Equity Contracts (Rights)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	303,880	311,805
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	–	(2,065)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized depreciation on written options	17,373,715	(6,074,003)
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(72,765,663)	23,812,949
Currency Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(10,082,239)	2,000,800

Total		$(66,739,879)	$20,600,694

Whitebox Market Neutral Equity
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	$38,321	$(43,920)
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	–	1,335
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized depreciation on written options	89,257	(35,603)
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(4,579,845)	2,233,023

Total		$(4,452,267)	$2,154,835

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

Change in
		Realized	Unrealized
		Gain/(Loss)	Gain/(Loss) on
Derivatives Not	Location of Gain/(Loss) on	on Derivatives	Derivatives
Accounted for as	Derivatives Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Whitebox Tactical Advantage
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	$(25,241)	$3,695

Total		$(25,241)	$3,695

Volume of Derivative Instruments for the Funds for the period ended April 30, 2015 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Whitebox Tactical Opportunities
Purchased Options	Contracts	36,053
Purchased Foreign Currency Options	Notional Value	56,333,333
Rights	Shares	5,380,813
Warrants	Shares	(87)
Written Options	Contracts	(41,556)
Written Foreign Currency Options	Notional Value	(23,000,000)
Total Return Swap Contracts	Notional Value	(740,694,205)

Whitebox Market Neutral Equity
Purchased Options	Contracts	1,379
Rights	Shares	80
Warrants	Shares	19,964
Written Options	Contracts	(139)
Total Return Swap Contracts	Notional Value	(56,067,963)

Whitebox Tactical Advantage
Total Return Swap Contracts	Notional Value	(2,030)

Notional value of purchased and written options as of April 30, 2015, was as follows:

Derivative Type	Notional Value at April 30, 2015
Whitebox Tactical Opportunities
Purchased Call Options	27,743,749
Purchased Put Options	28,471,187
Written Call Options	(22,941,720)
Written Put Options	(60,416,729)

Whitebox Market Neutral Equity
Written Put Options	(441,563)

Semiannual Report | April 30, 2015	93

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2015:

Whitebox Tactical Opportunities

Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Gross
Amounts
Offset in
		the	Net Amounts
	Gross	Statement	Presented in
	Amounts of	of Assets	the Statement		Cash
	Recognized	and	of Assets and	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments (a)	Received(a)	Amount

Total Return Swap Contracts	$15,474,109	$–	$15,474,109	$(144,780)	$–	$15,329,329

Total	$15,474,109	$–	$15,474,109	$(144,780)	$–	$15,329,329

Gross Amounts Not Offset in the
Statement of Assets and Liabilities

Gross
		Amounts	Net Amounts
		Offset in the	Presented in
	Gross	Statement	the
	Amounts of	of Assets	Statement of		Cash
	Recognized	and	Assets and	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments (a)	Pledged(a)	Amount

Total Return Swap Contracts	$144,780	$–	$144,780	$(144,780)	$–	$–

Total	$144,780	$–	$144,780	$(144,780)	$–	$–

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

Whitebox Market Neutral Equity

Gross Amounts Not Offset in the
Statement of Assets and Liabilities

Gross
Amounts
		Offset in the	Net Amounts
	Gross	Statement	Presented in
	Amounts of	of Assets	the Statement		Cash
	Recognized	and	of Assets and	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments (a)	Received(a)	Net Amount

Total Return Swap Contracts	$1,077,404	$–	$1,077,404	$–	$–	$1,077,404

Total	$1,077,404	$–	$1,077,404	$–	$–	$1,077,404

Whitebox Tactical Advantage

Gross Amounts Not Offset in the
Statement of Assets and Liabilities

Gross
		Amounts	Net Amounts
		Offset in the	Presented in
	Gross	Statement	the
	Amounts of	of Assets	Statement of		Cash
	Recognized	and	Assets and	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments (a)	Received(a)	Net Amount

Total Return Swap Contracts	$3,695	$–	$3,695	$–	$–	$3,695

Total	$3,695	$–	$3,695	$–	$–	$3,695

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Semiannual Report | April 30, 2015	95

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

5. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and one trustee of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Whitebox Tactical Opportunities Fund, the Whitebox Market Neutral Equity Fund and the Whitebox Tactical Advantage Fund compensates the Adviser for its management services at the annual rate of 1.00%, 1.50% and 0.92%, respectively, of each Fund’s average daily net assets.

The Funds have entered into a Fee Waiver and Expense Limitation Agreement with the Adviser whereby the Adviser has contractually agreed, at least until February 28th, 2016, to waive its advisory fee and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of dividend expense, interest expense and other extraordinary expenses) exceed the annual rate of the Funds’ average daily net assets attributable to each share class as shown in the table below:

	Whitebox Tactical	Whitebox Market	Whitebox Tactical
	Opportunities	Neutral Equity	Advantage
Investor Class	1.60%	1.95%	1.52%
Institutional Class	1.35%	1.70%	1.27%

Prior to January 31, 2014, the annual rate for the Advisor Class was 1.60% and 1.95% for the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Equity Fund, respectively.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The Funds may at times reimburse the Adviser for legal fees, which the Adviser has incurred on the Funds’ behalf.

As of October 31, 2014 the Adviser may in the future recoup the amounts as follows:

	Expires	Expires	Expires
Fund	October 31, 2015	October 31, 2016	October 31, 2017
Whitebox Tactical Opportunities
Investor Class	$97,845	$90,975	N/A
Institutional Class	N/A	N/A	N/A

Whitebox Market Neutral Equity
Investor Class	N/A	$55,619	$59,566
Institutional Class	N/A	310,744	188,287

Whitebox Tactical Advantage
Investor Class	N/A	N/A	$7,263
Institutional Class	N/A	N/A	99,897

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

ALPS Fund Services, Inc. acts the Funds’ administrator, accountant, and transfer agent. ALPS Distributors, Inc., an affiliate of ALPS Fund Services, Inc., provides distribution services for the Funds.

Prior to January 31, 2014 the Funds’ Investor Shares were assessed a front-end sales charge (based on maximum sale charge of 4.50% of the offering price) for investments of up to $1 million, and a contingent deferred sales charge for investments of $1 million or more. Effective January 31, 2014, the Funds’ Investor Shares no longer bear any front-end or contingent deferred sales charges. Neither the Funds’ Advisor Shares nor Institutional Shares bear any front-end or contingent deferred sales charges. The Funds’ Investor Shares and Advisor Shares bear Rule 12b-1 shareholder servicing fees of 0.25% per annum on the average daily net assets attributed to each class of Shares. Effective, January 31, 2014, Advisor Shares are no longer being offered. The Institutional Shares are not subject to any sales charges or Rule 12b-1 fees. As distributor of the Funds’ shares, ALPS Distributors, Inc. receives all front-end and contingent deferred sales charges and Rule 12b-1 fees, and retains the portion of such charges and fees not passed through to broker-dealers and other financial intermediaries involved in selling each Funds’ shares and servicing Fund shareholders.

6. FEDERAL INCOME TAXES

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short term securities at April 30, 2015, are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to the tax deferral of losses on wash sales and the tax inclusion of constructive sale gains.

Tax Cost of Investments	Gross Unrealized Appreciation of Investments	Gross Unrealized Depreciation of Investments	Net Tax Unrealized Appreciation/(Depreciation)
Whitebox Tactical Opportunities:
$ 908,496,837	$ 27,386,905	$ (58,916,760)	$(31,529,855)
Whitebox Market Neutral Equity:
61,893,737	1,715,930	(2,566,053)	(850,123)
Whitebox Tactical Advantage:
22,355,510	318,994	(165,266)	153,728

Tax Distributions: The amounts and characteristics of tax distributions and composition of distributable earnings/ (accumulated losses) are finalized at year end: accordingly, tax basis balances have not been determined as of April 30, 2015.

The tax character of the distributions paid by the Funds during the years ended October 31, 2014, was as follows:

		Long-Term Capital
	Ordinary Income	Gain
Whitebox Tactical Opportunities	$7,947,975	$1,656,928
Whitebox Market Neutral Equity	–	818,320
Whitebox Tactical Advantage	200,194	–

Semiannual Report | April 30, 2015	97

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes.

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended April 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, transfers in-kind, short sales and cover shorts) were as follows:

		Proceeds From Sales of
Fund	Purchases of Securities	Securities
Whitebox Tactical Opportunities	$369,716,101	$559,720,616
Whitebox Market Neutral Equity	85,339,372	112,846,030
Whitebox Tactical Advantage	18,575,916	8,049,045

8. CAPITAL SHARE TRANSACTIONS

Prior to January 31, 2014, shares redeemed within 60 days of purchase may have incurred a 2% short-term redemption fee deducted from the redemption amount. Redemption fees were eliminated for all share classes effective January 31, 2014.

Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Whitebox Tactical Opportunities
Investor Class
Shares sold	1,494,291	14,614,154
Dividends reinvested	289,274	43,403
Shares redeemed	(3,472,426)	(4,271,079)

Net increase/(decrease) in shares outstanding	(1,688,861)	10,386,478

Advisor Class(a)
Shares sold	–	3,147,181
Dividends reinvested	–	99,077
Shares redeemed	–	(7,031,655)

Net decrease in shares outstanding	–	(3,785,397)

Institutional Class
Shares sold	15,791,571	63,950,135
Dividends reinvested	1,245,730	574,677
Shares redeemed	(34,752,977)	(9,304,086)

Net increase/(decrease) in shares outstanding	(17,715,676)	55,220,726

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

	Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Whitebox Market Neutral Equity
Investor Class
Shares sold	409,258	3,100,301
Dividends reinvested	92,807	2,390
Shares redeemed	(652,149)	(1,509,431)

Net increase/(decrease) in shares outstanding	(150,084)	1,593,260

Advisor Class(a)
Shares sold	–	1,057,851
Dividends reinvested	–	15,671
Shares redeemed	–	(1,629,464)

Net decrease in shares outstanding	–	(555,942)

Institutional Class
Shares sold	1,558,781	6,168,093
Dividends reinvested	250,486	51,327
Shares redeemed	(3,463,343)	(2,253,305)

Net increase/(decrease) in shares outstanding	(1,654,076)	3,966,115

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

	Six Months Ended April 30, 2015	For the Period May 1, 2014 (Commencement) to
	(Unaudited)	October 31, 2014
Whitebox Tactical Advantage
Investor Class
Shares sold	58,225	152,044
Dividends reinvested	2,245	1,290
Shares redeemed	(19,433)	(86,265)

Net increase in shares outstanding	41,037	67,069

Institutional Class
Shares sold	971,688	1,218,465
Dividends reinvested	40,617	18,766
Shares redeemed	(197,259)	(59,574)

Net increase in shares outstanding	815,046	1,177,657

Semiannual Report | April 30, 2015	99

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2015 (Unaudited)

9. TRUSTEE FEES

The Independent Trustees of the Trust receive an annual fee in the amount of $15,000 and an additional $2,500 for attending each regularly scheduled Board or combined Board and Audit Committee meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No Interested Trustee, officer or employee of the Adviser or any of its affiliates receives any compensation from the Trust or the Funds for serving as an Interested Trustee, officer or employee of the Trust or the Funds.

10. CONTINGENCIES AND COMMITMENTS

Pursuant to the Funds’ Declaration of Trust, Investment Advisory Agreement and Distribution Agreement, officers, trustees, employees and agents of the Funds will not be liable to the Funds, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Funds, subject to the same exceptions. The Funds have purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Funds against the cost of indemnification payments to officers under certain circumstances.

11. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently seek to achieve their investment objectives by investing a portion of their assets in Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class (the “Money Market Fund”). The Funds may redeem their investments from the Money Market Fund at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The latest financial statements for the Money Market Fund can be found at www.wellsfargoadvantagefunds.com.

The performance of the Funds may be directly affected by the performance of the Money Market Fund. As of April 30, 2015, the percentage of net assets invested in the Money Market Fund was 22.79%, 2.53% and 1.09% for Whitebox Tactical Opportunities Fund, Whitebox Market Neutral Fund, and Whitebox Tactical Advantage Fund, respectively.

12. SUBSEQUENT EVENTS

The Investment Advisor has evaluated the need for disclosures and/or adjustments resulting from subsequent events relating to the Funds. Other than the above, no such subsequent events were identified.

100	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Additional Information
April 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–855–296–2866 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Funds’ Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Funds’ form N–Q by calling the Fund at 1-855-296-2866. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800–732–0330).

3. CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees held an in-person meeting on February 10, 2015 to consider, among other things, the approval of the continuation of the investment advisory agreement for the Whitebox Tactical Opportunities Fund, the Whitebox Market Neutral Equity Fund and the Whitebox Tactical Advantage Fund (collectively, the “Advisory Agreement”). At the meeting, the Board reviewed and considered information about the Funds’ fees and expenses, performance, and the other information discussed below. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to the Advisory Agreement or any of their affiliates (the “Independent Trustees”), approved the continuation of the Advisory Agreement for the Funds.

In approving the Advisory Agreement for the Funds, the Trustees: (1) requested and evaluated materials from the Advisor (including a detailed report pursuant to Section 15(c) of the Investment Company Act that included an in-depth analysis of the Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group); (2) consulted with counsel to the Funds and independent legal counsel to the Independent Trustees; and (3) discussed the Advisory Agreement in executive session with independent counsel, at which no representatives of the Advisor were present. The Trustees did not consider any single factor as determinative in reaching their determination to approve continuing the Advisory Agreement. However, based on the totality of the facts and the information that the Trustees reviewed and considered, the Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in the Advisory Agreement, was fair and reasonable and that the continuation of the Advisory Agreement was in the best interests of the Funds and their shareholders.

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Funds under the Advisory Agreement. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Funds by investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management teams

Semiannual Report | April 30, 2015	101

Whitebox Mutual Funds	Additional Information
April 30, 2015 (Unaudited)

responsible for the day-to-day management of the Funds and the infrastructure supporting the teams. The Trustees also considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality services to the Funds, their overall confidence in the Advisor and its responsiveness to questions and concerns raised by the Trustees. Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor in providing services to the Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information was not audited. The Trustees noted the expense limitation arrangements that the Advisor has put in place with regard to the Funds; and considered the resources and revenues that the Advisor has put into managing and distributing the Funds. The Trustees concluded that the level of profitability realized by the Advisor from its provision of services to the Funds is reasonable.

The Trustees considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). The Trustees noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

Advisory Fee and Economies of Scale

The Trustees also reviewed reports comparing the Funds’ expense ratios and the advisory fees paid by the Funds to those of other comparable mutual funds and concluded that the Funds’ expense ratios and the advisory fees paid by the Funds were within the range of comparable mutual funds. The Trustees noted that the investment advisory fees were not adjusted if economies of scale were realized as the Funds grew. With regard to economies of scale, the Trustees noted that certain fixed costs are spread over a broader base of assets as the Funds’ total assets increase. On the other hand, certain expenses incurred to manage the Funds are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Funds increase. With respect to the Funds, the Trustees concluded that the fee structure of the Funds, which include expense limitation arrangements, reflects an appropriate sharing of economies of scale between the Funds and the Advisor, but that given the current size of the Funds any such economies were not likely to be achieved in the foreseeable future.

Fees Relative to the Advisor’s Other Clients

The Trustees received and considered information about the general fee rates charged to the Advisor’s other clients, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

102	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Additional Information
April 30, 2015 (Unaudited)

Investment Performance

At each quarterly meeting, the Trustees review a report prepared by the Advisor comparing the investment performance of the Funds to various indices. Based on this information and quarterly discussions regarding the Funds’ investment performance, the Trustees believe that the Advisor manages the Funds in a manner that is materially consistent with their stated investment objective and style. The Trustees concluded that the Funds’ investment performance had generally been good and had confidence in the investment personnel of the Advisor managing the Funds.

Semiannual Report | April 30, 2015	103

WHITEBOX

Mutual Funds

Must be accompanied or preceded by a prospectus.
Whitebox Mutual Funds are distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended)

within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable to semi-annual report.

	(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

	(a)(3)	Not applicable.

	(b)	The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WHITEBOX MUTUAL FUNDS

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President

Date:	July 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President (Principal Executive Officer)

Date:	July 6, 2015

By:	/s/ Michael McCormick
Michael McCormick
Treasurer (Principal Financial Officer)

Date:	July 6, 2015